As filed with the Securities and Exchange Commission on March 10, 2014

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22562

Babson Capital Global Short Duration High Yield Fund

(Exact name of registrant as specified in charter)

550 South Tryon Street, Charlotte, NC 28202

(Address of principal executive offices) (Zip code)

Janice M. Bishop

Secretary and Chief Legal Officer

c/o Babson Capital Management, LLC

Independence Wharf

470 Atlantic Avenue

Boston, MA 02210

(Name and address of agent for service)

704-805-7200

Registrant’s telephone number, including area code

Date of fiscal year end: December 31

Date of reporting period: December 31, 2013

Item 1. Reports to Stockholders

BABSON CAPITAL

GLOBAL SHORT DURATION

HIGH YIELD FUND

2013

ANNUAL

REPORT

Babson Capital Global Short Duration High Yield Fund

c / o Babson Capital Management LLC

550 South Tryon St.

Charlotte, NC 28202

704.805.7200

http://www.BabsonCapital.com/bgh

ADVISER

Babson Capital Management LLC

550 South Tryon St.

Suite 3300

Charlotte, NC 28202

SUB-ADVISOR

Babson Capital Global Advisors Limited

61 Aldwych

London, UK

WC2B 4AE

COUNSEL TO THE FUND

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, Massachusetts 02110

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

Two Financial Center

60 South Street

Boston, Massachusetts 02111

CUSTODIAN

US Bank

MK-WI-S302

1555 N. River Center Drive

Milwaukee, WI 53212

TRANSFER AGENT & REGISTRAR

U.S. Bancorp Fund Services, LLC

615 E. Michigan St.

Milwaukee, WI 53202

FUND ADMINISTRATION/ACCOUNTING

U.S. Bancorp Fund Services, LLC

615 E. Michigan St.

Milwaukee, WI 53202

PROXY VOTING POLICIES & PROCEDURES

The Trustees of Babson Capital Global Short Duration High Yield Fund (the “Fund”) have delegated proxy voting responsibilities relating to the voting of securities held by the Fund to Babson Capital Management LLC (“Babson Capital”). A description of Babson Capital’s proxy voting policies and procedures is available (1) without charge, upon request, by calling, toll-free 1-866-399-1516; (2) on the Fund’s website at http://www.BabsonCapital.com/bgh; and (3) on the U.S. Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

FORM N-Q

The Fund will file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This information is available (i) on the SEC’s website at http://www.sec.gov; and (ii) at the SEC’s Public Reference Room in Washington, DC (which information on their operation may be obtained by calling 1-800-SEC-0330). A complete schedule of portfolio holdings as of each quarter-end is available on the Fund’s website at http://www.BabsonCapital.com/bgh or upon request by calling, toll-free, 1-866-399-1516.

Babson Capital Global Short Duration High Yield Fund 2013 Annual Report

OFFICERS OF THE FUND

Russell Morrison

President and Principal Executive Officer

Patrick Hoefling

Chief Financial Officer and Principal Financial and Accounting Officer

Andrew Lennon

Treasurer

Michael Freno

Vice President

Sean Feeley

Vice President

Scott Roth

Vice President

Melissa LaGrant

Chief Compliance Officer

Janice Bishop

Secretary/Chief Legal Officer

Michele Manha

Assistant Secretary

Babson Capital Global Short Duration High Yield Fund is a closed-end investment company, first offered to the public in 2012, whose shares are traded on the New York Stock Exchange.

INVESTMENT OBJECTIVE & POLICY

Babson Capital Global Short Duration High Yield Fund (the “Fund”) was organized as a business trust under the laws of the Commonwealth of Massachusetts on May 20, 2011, and commenced operations on October 26, 2012. The Fund is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company with its own investment objective. The Fund’s common shares are listed on the New York Stock Exchange under the symbol “BGH”.

The Fund’s primary investment objective is to seek as high a level of current income as the Adviser (as defined herein) determines is consistent with capital preservation. The Fund seeks capital appreciation as a secondary investment objective when consistent with its primary investment objective. There can be no assurance that the Fund will achieve its investment objectives.

The Fund will seek to take advantage of inefficiencies between geographies, primarily the North American and Western European high yield bond and loan markets and within capital structures between bonds and loans. For example, the Fund will seek to take advantage of differences in pricing between bonds and loans of an issuer denominated in U.S. dollars and substantially similar bonds and loans of the same issuer denominated in Euros, potentially allowing the Fund to achieve a higher relative return for the same credit risk exposure.

Babson Capital Global Short Duration High Yield Fund 2013 Annual Report

Dear Fellow Shareholders,

It is our pleasure to provide you with the 2013 Annual Report for the Babson Capital Global Short Duration High Yield Fund (the “Fund”). We continue to believe our Global High Yield Investments Group is one of the largest teams in the market with the unique capability to offer investors a portfolio reflecting our ‘best ideas’ in the global high yield market. We consider the Fund’s strong performance in 2013 as a testament to the collaboration of our global team, our expertise and nimble approach to investing in the global markets and our ability to provide our investors an attractive level of current income. We believe the global high yield asset class has provided investors an adequate risk-reward premium in this low growth and low interest rate environment.

As a reminder, the global nature of the portfolio, primarily focusing on North American and Western European credits, provides investors with additional benefits relative to a U.S.-only portfolio such as higher quality, increased yield, and lower duration credits. We emphasize a diversified portfolio of high yield assets coupled with special attention to limiting the amount of CCC-rated exposure. By leveraging a deep team of investment professionals in the U.S. and U.K., we are able to focus on North American and Western European credits using a fundamental bottom-up research approach and provide investors with what we believe to be our best relative value opportunities across jurisdictions, industries, credit quality and within corporate capital structures. We continue to believe this approach and our seasoned team of investment professionals can potentially provide investors with attractive dividend yields for years to come.

Market Review

Despite some uncertainty in the global markets in the first half of 2013, investors continued their search for higher yielding assets. The high yield market in the third quarter subsequently experienced inflows and spread tightening along with a rally in Treasuries when there was a weaker than expected growth report, resulting in a decision by the U.S. Federal Reserve (the “Fed”) to defer tapering. Over half of the high yield outflows in May and June recovered during the third quarter and the market appeared to have gained some stability with the recent agreements on Capitol Hill. During the third quarter, key overhangs that affected investor sentiment in Europe were also removed, including a non-military solution to Syria and better than expected Chinese economic data. These events were supplemented by generally good economic data coming out of Europe and, as a result, risk assets appreciated.

In the fourth quarter, the continued improvement of the U.S. economy, as evidenced by strong U.S. payroll and Purchasing Managers Index (“PMI”) data in October, along with the strengthening of specific macro fundamentals both served as important drivers of the performance for the high yield bond asset class. Key announcements occurred during the fourth quarter that the U.S. debt ceiling would be extended and that the Fed would begin to taper its monthly asset purchases by a relatively small amount (from $85 billion to $75 billion), as well as reinforcement that interest rates would continue to stay at historically low levels for the foreseeable future. In Europe, the European Central Bank (“ECB”) unexpectedly cut its rate in November, further supporting low interest rates. While Treasury yields did begin to rise during the fourth quarter, investors appear to be more comfortable with higher yields compared to earlier in the year.

With continued focus on global high yield assets from investors around the world, the market remained strong throughout the year. In the U.S., new issuance of high yield bonds continued at a record pace. Proceeds for the new issuance for the year were predominately for refinancing activity. A larger proportion of the recent U.S. new issue activity has been lower in quality and bears watching into 2014, although it is not quite a trend as yet. Merger and acquisition activity continued to remain well below historical levels. European high yield bonds continued to be supported by strong demand backed by robust new issuance volume which was double over 2013 issuance levels. As a result, the global high-yield asset class again managed to outperform many of its fixed income peers in 2013. The Fund continues to emphasize a fundamental approach to credit selection in order to identify good quality credits in the global high yield bond market, which we believe will continue to offer attractive opportunities to our shareholders.

Babson Capital Global Short Duration High Yield Fund Overview and Performance

The Fund ended December with a well-diversified portfolio of 139 issuers, which has stayed roughly the same throughout the year. A majority of the issuers are domiciled in the U.S. (62.8%) followed by the U.K. (13.5%) and Italy (4.5%) – see Country Composition chart on page 4. Overall, the portfolio composition between U.S. and non-U.S. has generally stayed the same year over year with only a slight decrease in U.S. exposure. We believe the current positioning allows the portfolio to take advantage of the attractive Western European opportunities while at the same time maintaining a significant presence in the U.S. market. With the active primary market in the U.S. during 2013, the Fund has been able to take advantage of several new issue opportunities at yields we believe are more attractive than most secondary opportunities in the U.S. market. The secondary market in Europe, however, has proven to be an attractive market to pick up compelling opportunities that supplement the yield profile of the portfolio. In addition, these opportunities may help improve the credit profile of the Fund and reduce duration, as the European market is generally higher in credit quality and has shorter durations, on average, when compared to the U.S. market.

Babson Capital Global Short Duration High Yield Fund 2013 Annual Report

As of year-end, the Fund was well positioned from a quality standpoint(1): 77.6% B-rated, 7.6% BB-rated, and 9.9% CCC-rated, with over 50% of the portfolio consisting of senior secured obligations. Within the CCC-rated and below category, the majority of these assets are senior secured 2nd lien loans. Based on our experience, we believe these senior secured 2nd lien loan assets offer a tremendous amount of value and are intended to provide the portfolio with added protection against principal loss in the event of an issuer’s bankruptcy.

The portfolio continued to gravitate towards global high yield bonds near the end of the year as the Fund swapped lower yielding bank loans for higher yielding bonds. In addition to the yield difference between the two markets, the capital appreciation potential in the U.S. loan market was limited due to the average price stabilizing just below par.

The Fund paid twelve consecutive monthly dividend payments of $0.1677 per share in 2013 comprised of net investment income. Based on the Fund’s share price of $23.12 per share on December 31, 2013, the distribution represents an annualized yield of 8.70% per share. We are excited to report that the Fund also paid a special dividend at year-end of $0.3105 per share. This special dividend was comprised of short-term and long-term capital gains within the portfolio. In total for the year, including the special dividend, the Fund paid investors $2.32 per share, which we believe is a very attractive level of yield for a global short duration high yield bond fund. Assets acquired through leverage, which represented 21.5% at year-end, were accretive to net investment income and benefited shareholders.

On a full year 2013 basis, the NAV total return was +14.48%, which compares very favorably with the global high yield bond market and the U.S. senior secured loan market, which returned +6.63% and +6.15%, respectively, as measured by the Bank of America / Merrill Lynch Global Non-Financial High Yield Index (HN0C) and the Credit Suisse Leveraged Loan Index.

In Conclusion

In our opinion, the continued developments of the U.S. fiscal and monetary policies and the ECB’s interest rate polices will remain at the forefront and will likely have a bearing on performance as we move into 2014. We expect that the Fed tapering will continue in January, and there could be bouts of volatility due to continued uncertainties surrounding the direction of the Fed and the ECB, interest rates, high yield mutual fund flows, and overall global economic growth. All things considered, we believe yields and spreads are reasonably attractive in a low growth and uncertain economic environment, especially when considering the financial health of the global high yield market from a fundamental standpoint.

We believe that our bottom-up fundamental approach to investing has allowed us to build a solid portfolio of our best ideas covering the entire global high yield market since the inception of the Fund. Thus far, the Fund has performed as expected, even during periods of market volatility in 2013, and we believe the Fund will continue to offer an attractive dividend to our shareholders into 2014.

From all of us at Babson Capital, we appreciate your continued support for the Fund and our Global High Yield Investments Group.

Sincerely,

Russell Morrison

President and Principal Executive Officer

Babson Capital Global Short Duration High Yield Fund

(1)	Credit quality allocations are represented as a percentage of total assets as of 12/31/2013, which includes cash and interest receivables.

Cautionary Notice: Certain statements contained in this report may be “forward looking” statements. Investors are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date in which they are made and which reflect management’s current estimates, projections, expectations or beliefs, and which are subject to risks and uncertainties that may cause actual results to differ materially. These statements are subject to change at any time based upon economic, market or other conditions and may not be relied upon as investment advice or an indication of the Trust’s trading intent. References to specific securities are not recommendations of such securities, and may not be representative of the Fund’s current or future investments. We undertake no obligation to publicly update forward looking statements, whether as a result of new information, future events, or otherwise.

Babson Capital Global Short Duration High Yield Fund 2013 Annual Report

PORTFOLIO COMPOSITION (% OF ASSETS*)

COUNTRY COMPOSITION (% OF ASSETS*)

*	Percentage of assets are expressed by market value excluding cash and accrued income, and may vary over time. The percentages shown above represent a percentage of the assets as of December 31, 2013.

Babson Capital Global Short Duration High Yield Fun 2013 Annual Report

FINANCIAL REPORT

Babson Capital Global Short Duration High Yield Fund 2013 Annual Report

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2013

Assets
Investments, at fair value (cost $596,464,762)	$626,898,119
Cash	15,022,191
Foreign currency, at fair value (cost $1,128,975)	1,131,659
Receivable for investments sold	10,094,865
Interest receivable	11,558,607
Prepaid expenses and other assets	22,353

Total assets	664,727,794

Liabilities
Note payable	143,000,000
Dividend payable	9,591,663
Unrealized depreciation on forward foreign exchange contracts	3,175,077
Payable for investments purchased	1,489,251
Payable to adviser	553,453
Accrued expenses and other liabilities	721,363

Total liabilities	158,530,807

Total net assets	$506,196,987

Net Assets:
Common stock, $0.00001 par value	$201
Additional paid-in capital	477,884,220
Undistributed net investment income	178,552
Accumulated net realized gain	789,297
Net unrealized appreciation	27,344,717

Total net assets	$506,196,987

Common shares issued and outstanding (unlimited shares authorized)	20,057,849

Net asset value per share	$25.24

See accompanying Notes to Financial Statements

Babson Capital Global Short Duration High Yield Fund 2013 Annual Report

STATEMENT OF OPERATIONS

YEAR ENDED DECEMBER 31, 2013

Investment Income
Interest income	$50,595,877
Other income	783,622

Total investment income	51,379,499

Operating Expenses
Advisory fees	6,346,764
Administrator fees	1,939,610
Interest expense	1,540,886
Directors’ fees	234,762
Professional fees	129,234
Printing and mailing expense	59,862
Registration fees	35,300
Other operating expenses	28,639

Total operating expenses	10,315,057

Net investment income	41,064,442

Realized and Unrealized Gains (Losses) on Investments
Net realized gain on investments	10,414,048
Net realized loss on forward foreign exchange contracts	(6,322,534)
Net realized gain on foreign currency and translation	1,627,088

Net realized gain on investments	5,718,602

Net unrealized appreciation of investments	19,070,924
Net unrealized depreciation of forward foreign exchange contracts	(463,848)
Net unrealized appreciation of foreign currency and translation	64,722

Net unrealized appreciation on investments	18,671,798

Net realized and unrealized gains on investments	24,390,400

Net increase in net assets resulting from operations	$65,454,842

See accompanying Notes to Financial Statements

Babson Capital Global Short Duration High Yield Fund 2013 Annual Report

STATEMENT OF CASH FLOWS

YEAR ENDED DECEMBER 31, 2013

Reconciliation of net increase in net assets resulting from operations to net cash used in operating activities
Net increase in net assets applicable to common shareholders resulting from operations	$65,454,842
Adjustments to reconcile net increase in net assets applicable to common shareholders resulting from operations to net cash used in operating activities:
Purchases of long-term investments	(387,767,640)
Proceeds from sales of long-term investments	375,035,956
Proceeds from foreign currency, net	4,918,724
Forward currency exchange contracts, net	463,848
Net unrealized depreciation	(19,082,145)
Net realized gain	(11,829,056)
Amortization and acretion	1,353,863
Changes in operating assets and liabilities:
Increase in interest receivable	(2,879,504)
Increase in prepaid expenses and other assets	(2,693)
Increase in receivable for investments sold	(8,061,929)
Decrease in payable for investments purchased	(39,723,758)
Decrease in payable to Adviser	(288,641)
Increase in accrued expenses and other liabilities	263,177

Net cash used in operating activities	(22,144,956)

Cash Flows From Financing Activities
Advances from credit facility	47,000,000
Repayments on credit facility	(4,000,000)
Distributions paid to common shareholders	(40,032,304)

Net cash provided by financing activities	2,967,696

Net change in cash	(19,177,260)
Cash beginning of period	34,199,451

Cash end of period	$15,022,191

Non-Cash Financing Activities
Reinvestment of distributions by common shareholders in additional common shares	$324,847

Supplemental disclosure of cashflow information
Income taxes paid	$–
Interest paid	1,526,283

See accompanying Notes to Financial Statements

Babson Capital Global Short Duration High Yield Fund 2013 Annual Report

STATEMENT OF CHANGES IN NET ASSETS

	YEAR ENDED DECEMBER 31, 2013	PERIOD FROM OCTOBER 26, 2012 (1) THROUGH DECEMBER 31, 2012

Operations
Net investment income	$41,064,442	$3,668,210
Net realized gain (loss) on investments	5,718,602	458,814
Net unrealized appreciation on investments	18,671,798	8,672,919

Net increase in net assets resulting from operations	65,454,842	12,799,943

Dividends to Common Stockholders
Net investment income	(40,359,347)	(3,361,505)
Net realized gain	(6,227,962)	—

Total dividends to common stockholders	(46,587,309)	(3,361,505)

Capital Stock Transactions
Net proceeds from sale of shares	–	477,466,104 (2)
Issuance from common shares issued on reinvestment of dividends (2013: 13,099; 2012: 0)	324,847	–

Net increase in net assets from capital stock transactions	324,847	477,466,104

Total increase in net assets	19,192,380	486,904,542

Net Assets
Beginning of period	487,004,607	100,065

End of period (including undistributed net investment income of $178,552 and $462,699, respectively)	$506,196,987	$487,004,607

(1)	Commencement of operations.
(2)	Proceeds from sale of shares of $501,013,750 net of sales load paid and offering costs of $23,547,646.

See accompanying Notes to Financial Statements

Babson Capital Global Short Duration High Yield Fund 2013 Annual Report

FINANCIAL HIGHLIGHTS

	YEAR ENDED DECEMBER 31, 2013	PERIOD FROM OCTOBER 26, 2012 (1) THROUGH DECEMBER 31, 2012

Per Common Share Data (2)
Net asset value, beginning of period	$24.30	23.82	(3)
Income from investment operations:
Net investment income	2.05	0.18
Net realized and unrealized gains on investments	1.21	0.47

Total increase from investment operations	3.26	0.65

Less dividends to common stockholders:
Net investment income	(2.01)	(0.17)
Net realized gain	(0.31)	–

Total dividends to common stockholders	(2.32)	(0.17)

Net asset value, end of period	$25.24	$24.30

Per common share market value, end of period	$23.12	$23.77

Total investment return based on net asset value (2)(4)	14.48%	2.69%

Total investment return based on market value (2)(4)	7.20%	(4.27)%

Supplemental Data and Ratios
Net assets, end of period (000’s)	$506,197	$487,005
Ratio of expenses to average net assets	2.06%	1.85	%(5)
Ratio of net investment income to average net assets	8.20%	4.70	%(5)
Portfolio turnover rate (2)	60.87%	4.74%

(1)	Commencement of operations.
(2)	Not annualized.
(3)	Net asset value at the beginning of the period reflects the deduction of the sales load and offering costs of $1.18 per share paid by the shareholder from the $25.00 offering price.
(4)	Total investment return calculation assumes reinvestment of dividends at actual prices pursuant to the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions.
(5)	Annualized for periods less than one full year.

See accompanying Notes to Financial Statements

Babson Capital Global Short Duration High Yield Fund 2013 Annual Report

SCHEDULE OF INVESTMENTS

December 31, 2013

	EFFECTIVE INTEREST RATE‡	DUE DATE	PRINCIPAL	COST	FAIR VALUE
Fixed Income — 123.84%*:

Bank Loans — 17.07%*§:

Beverage, Food and Tobacco — 0.92%*:
Performance Food Group Company	6.25%	11/14/2019	4,620,090	$4,595,166	$4,641,251

Total Beverage, Food and Tobacco			4,620,090	4,595,166	4,641,251

Broadcasting and Entertainment — 1.72%*:
Deluxe Entertainment Services Group, Inc.	8.00	7/3/2017	5,100,980	4,923,100	4,994,727
Learfield Communications Inc.	8.75	10/8/2021	1,800,000	1,830,051	1,836,000
TWCC Holding Corp.	7.00	6/26/2020	1,822,860	1,804,632	1,871,859

Total Broadcasting and Entertainment			8,723,840	8,557,783	8,702,586

Buildings and Real Estate — 0.76%*:
Tomkins Air Distribution	9.25	5/11/2020	3,773,513	3,716,929	3,839,549

Total Buildings and Real Estate			3,773,513	3,716,929	3,839,549

Cargo Transport — 0.79%*:
Direct ChassisLink Inc.	8.50	10/31/2019	4,000,000	3,940,420	4,000,000

Total Cargo Transport			4,000,000	3,940,420	4,000,000

Chemicals, Plastics and Rubber — 1.21%*:
Cytec Monarch	8.25	4/3/2020	6,000,000	6,134,391	6,146,280

Total Chemicals, Plastics and Rubber			6,000,000	6,134,391	6,146,280

Diversified/Conglomerate Manufacturing — 0.34%*:
Alliance Laundry Systems LLC	9.50	12/10/2019	1,728,930	1,711,655	1,747,308

Total Diversified/Conglomerate Manufacturing			1,728,930	1,711,655	1,747,308

Diversified/Conglomerate Service — 1.43%*:
Redprarie Corporation	6.75	12/21/2018	2,977,500	2,918,250	2,985,777
Redprarie Corporation	11.25	12/20/2019	2,702,244	2,650,432	2,767,557
Triple Point Technology, Inc.	9.25	7/10/2021	777,670	668,796	653,243
Triple Point Technology, Inc.	4.25	7/10/2020	909,091	820,455	809,091

Total Diversified/Conglomerate Service			7,366,505	7,057,933	7,215,668

Electronics — 1.53%*:
Kronos, Inc.	9.75	4/30/2020	7,500,000	7,425,012	7,743,750

Total Electronics			7,500,000	7,425,012	7,743,750

Farming and Agriculture — 0.45%*:
Allflex Holdings, Inc.	8.00	7/17/2021	2,232,322	2,209,999	2,256,878

Total Farming and Agriculture			2,232,322	2,209,999	2,256,878

Finance — 1.52%*:
Confie Seguros Holding	10.25	5/8/2019	2,380,257	2,357,559	2,387,707

See accompanying Notes to Financial Statements

Babson Capital Global Short Duration High Yield Fund 2013 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2013

	EFFECTIVE INTEREST RATE‡	DUE DATE	PRINCIPAL	COST	FAIR VALUE
Bank Loans (Continued)

Finance (Continued)
Cunningham Lindsey Group, Inc.	9.25	6/10/2020	2,338,636	$2,356,725	$2,321,097
Transfirst Holdings Inc.	11.00	6/27/2018	1,004,072	975,584	1,014,113
Wall Street Systems Inc.	9.25%	10/26/2020	1,980,000	1,980,000	1,994,850

Total Finance			7,702,965	7,669,868	7,717,767

Healthcare, Education and Childcare — 1.96%*:
Air Medical Group Holdings	5.00	6/20/2018	2,234,584	2,212,251	2,259,722
Sage Products Holdings III, LLC	9.25	5/31/2020	3,325,292	3,275,431	3,391,798
TriZetto Group	4.75	5/2/2018	1,017,360	955,612	1,005,284
TriZetto Group	8.50	3/28/2019	3,394,500	3,370,805	3,241,748

Total Healthcare, Education and Childcare			9,971,736	9,814,099	9,898,552

Mining, Steel, Iron and Non-Precious Metals — 0.88%*:
Boomerang Tube, LLC	11.00	10/11/2017	4,650,916	4,619,848	4,464,880

Total Mining, Steel, Iron and Non-Precious Metals			4,650,916	4,619,848	4,464,880

Oil and Gas — 3.00%*:
Bowie Resource Partners LLC	6.75	8/17/2020	257,031	257,031	257,673
Fieldwood Energy LLC	8.38	9/30/2020	270,185	262,086	275,588
NFR Energy LLC	8.75	12/31/2018	9,008,901	9,080,305	9,087,729
Rice Energy	8.50	9/26/2018	5,471,127	5,444,290	5,566,871

Total Oil and Gas			15,007,244	15,043,712	15,187,861

Retail Store — 0.56%*:
FleetPride	9.25	5/19/2020	3,000,000	2,942,427	2,852,490

Total Retail Store			3,000,000	2,942,427	2,852,490

Total Bank Loans			86,278,061	85,439,242	86,414,820

Corporate Bonds — 106.77%*:

Automobile — 7.75%*:
Accuride Corp#	9.50	8/1/2018	7,700,000	7,611,079	7,526,750
Allied Specialty Vehicles^#	8.50	11/1/2019	6,000,000	5,965,020	6,135,000
J.B. Poindexter & Co. Inc.^#	9.00	4/1/2022	6,000,000	6,185,402	6,405,000
International Automotive Components Group, S.A.^	9.13	6/1/2018	6,491,000	6,564,247	6,766,867
Meritor Inc.#	10.63	3/15/2018	3,000,000	3,056,367	3,195,000
Meritor Inc.^	7.88	3/1/2026	2,010,000	1,992,755	2,885,606
Deutsche Raststatten+^	6.75	12/30/2020	750,000	1,017,708	1,080,788
UCI International, Inc.#	8.63	2/15/2019	5,215,000	5,175,888	5,215,000

Total Automobile			37,166,000	37,568,466	39,210,011

See accompanying Notes to Financial Statements

Babson Capital Global Short Duration High Yield Fund 2013 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2013

	EFFECTIVE INTEREST RATE‡	DUE DATE	PRINCIPAL	COST	FAIR VALUE
Corporate Bonds (Continued)

Beverage, Food and Tobacco — 0.97%*:
EWOS+^	6.75	11/1/2020	1,500,000	$2,029,276	$2,098,803
Findus+^	9.13	7/1/2018	1,850,000	2,421,414	2,799,560

Total Beverage, Food and Tobacco			3,350,000	4,450,690	4,898,363

Broadcasting and Entertainment — 1.81%*:
Arqiva Finance+^	9.50%	3/31/2020	5,000,000	7,937,548	9,190,568

Total Broadcasting and Entertainment			5,000,000	7,937,548	9,190,568

Buildings and Real Estate — 3.08%*:
Astaldi Spa+^	7.13	12/1/2020	1,200,000	1,628,819	1,756,087
Lyon Williams Homes, Inc.#	8.50	11/15/2020	8,000,000	8,053,724	8,660,000
Roofing Supply LLC^#	10.00	6/1/2020	4,605,000	5,044,215	5,157,600

Total Buildings and Real Estate			13,805,000	14,726,758	15,573,687

Cargo Transport — 2.77%*:
Kenan Advantage Group, Inc.^	8.38	12/15/2018	8,000,000	8,000,000	8,420,000
Moto Hospitality Limited+^#	10.25	3/15/2017	2,000,000	3,113,265	3,576,870
Quality Distribution Inc.#	9.88	11/1/2018	1,836,000	1,957,796	2,033,370

Total Cargo Transport			11,836,000	13,071,061	14,030,240

Chemicals, Plastics and Rubber — 6.27%*:
Associated Asphalt Partners LLC^#	8.50	2/15/2018	2,300,000	2,300,000	2,369,000
Ciech Group Finance+^#	9.50	11/30/2019	1,200,000	1,538,876	1,882,130
Cornerstone Chemical Co.^	9.38	3/15/2018	7,975,000	8,207,531	8,393,687
LSB Industries, Inc.^	7.75	8/1/2019	3,000,000	3,000,000	3,150,000
Omnova Solutions, Inc.#	7.88	11/1/2018	1,630,000	1,665,651	1,752,250
Perstorp Holding AB+^#	9.00	5/15/2017	2,620,000	3,412,815	3,892,911
Pinnacle Operating Corp.^	9.00	11/15/2020	2,635,000	2,643,065	2,796,394
TPC Group, Inc.^	8.75	12/15/2020	7,065,000	7,147,079	7,506,563

Total Chemicals, Plastics and Rubber			28,425,000	29,915,017	31,742,935

Containers, Packaging and Glass — 3.03%*:
Bormioli Rocco & Figlio S.P.A.+^#	10.00	8/1/2018	1,500,000	1,989,320	2,254,953
Global Closures+^	6.50	11/15/2018	1,000,000	1,335,952	1,415,257
Multi Packaging Solutions, Inc.^	8.50	8/15/2021	4,605,000	4,570,463	4,973,400
Pretium Packaging, LLC#	11.50	4/1/2016	6,265,000	6,401,566	6,687,887

Total Containers, Packaging and Glass			13,370,000	14,297,301	15,331,497

Diversified/Conglomerate Manufacturing — 1.42%*:
Appvion Inc.^	9.00	6/1/2020	2,000,000	1,970,020	2,020,000
Carlisle Transportation Products^	8.25	12/15/2019	1,950,000	1,950,000	2,032,875
StoneMor Partners L.P.^	7.88	6/1/2021	3,000,000	2,938,516	3,120,000

Total Diversified/Conglomerate Manufacturing			6,950,000	6,858,536	7,172,875

See accompanying Notes to Financial Statements

Babson Capital Global Short Duration High Yield Fund 2013 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2013

	EFFECTIVE INTEREST RATE‡	DUE DATE	PRINCIPAL	COST	FAIR VALUE
Corporate Bonds (Continued)

Diversified/Conglomerate Service — 1.16%*:
Bravida+^	6.59	6/15/2019	5,500,000	$837,999	$877,960
Verisure Holdings+^#	6.72	9/1/2018	3,500,000	4,476,132	4,983,492

Total Diversified/Conglomerate Service			9,000,000	5,314,131	5,861,452

Diversified Natural Resources, Precious Metals and Minerals — 0.95%*:
Lecta S.A.+^#	8.88%	5/15/2019	1,090,000	1,429,000	1,424,543
Lecta S.A.+^#	5.72	5/15/2018	2,600,000	3,250,132	3,380,107

Total Diversified Natural Resources, Precious Metals and Minerals			3,690,000	4,679,132	4,804,650

Electronics — 1.68%*:
International Wire Group, Inc.^#	8.50	10/15/2017	8,086,000	8,237,912	8,530,730

Total Electronics			8,086,000	8,237,912	8,530,730

Farming and Agriculture — 0.93%*:
Chiquita Brands International Inc.^	7.88	2/1/2021	4,350,000	4,318,419	4,708,875

Total Farming and Agriculture			4,350,000	4,318,419	4,708,875

Finance — 5.90%*:
Arrow Global Finance+^	7.88	3/1/2020	500,000	791,653	879,314
Cabot Financial+^#	10.38	10/1/2019	3,750,000	6,310,274	7,141,319
Equiniti Group Ltd.+^	7.13	12/15/2018	1,460,000	2,222,582	2,550,672
First Data Corp.^	11.25	1/15/2021	6,000,000	5,992,500	6,622,500
Lowell Group Financing PLC+^#	10.75	4/1/2019	2,000,000	3,395,262	3,759,025
Marlin Financial+^	10.50	8/1/2020	1,350,000	2,055,045	2,556,903
Sophia Holding Finance LP^	9.63	12/1/2018	1,375,000	1,361,250	1,416,250
TMF Group Holding+^#	5.61	12/1/2018	1,400,000	1,802,552	1,966,048
TMF Group Holding+^	9.88	12/1/2019	2,000,000	2,685,499	2,976,420

Total Finance			19,835,000	26,616,617	29,868,451

Healthcare, Education and Childcare — 6.96%*:
Care UK Health+#	9.75	8/1/2017	4,000,000	6,555,055	7,004,703
Crown Newco PLC+^#	8.88	2/15/2019	5,100,000	8,310,372	8,698,748
Prospect Medical Holdings Inc^#	8.38	5/1/2019	5,000,000	5,086,217	5,362,500
Tenet Healthcare Corporation	8.13	4/1/2022	3,700,000	3,700,000	3,986,750
Unilabs+^	7.48	7/15/2018	2,800,000	3,866,576	3,919,384
Unilabs+^	8.50	7/15/2018	1,850,000	2,339,824	2,659,582
Valeant+^	7.50	7/15/2021	3,260,000	3,260,000	3,577,850

Total Healthcare, Education and Childcare			25,710,000	33,118,044	35,209,517

Hotels, Motels, Inns and Gaming — 0.99%*:
Gala Group Finance+#	8.88	9/1/2018	2,250,000	3,635,193	4,012,875
N.H. Hotels S.A.+^	6.88	11/15/2019	700,000	950,428	1,016,536

Total Hotels, Motels, Inns and Gaming			2,950,000	4,585,621	5,029,411

See accompanying Notes to Financial Statements

Babson Capital Global Short Duration High Yield Fund 2013 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2013

	EFFECTIVE INTEREST RATE‡	DUE DATE	PRINCIPAL	COST	FAIR VALUE
Corporate Bonds (Continued)

Insurance — 2.32%*:
Galaxy Finco Ltd.+^	6.38	11/15/2020	650,000	$1,053,229	$1,081,216
Galaxy Finco Ltd.+^	7.88	11/15/2021	2,150,000	3,471,657	3,552,299
Hastings Insurance Group+^	8.00	10/21/2020	3,550,000	5,729,094	6,055,011
Towergate Finance PLC+	8.50	2/15/2018	600,000	939,986	1,050,705

Total Insurance			6,950,000	11,193,966	11,739,231

Leisure, Amusement, Motion Pictures and Entertainment — 1.04%*:
Vue Cinimas+^	7.88%	7/15/2020	550,000	835,727	976,353
Travelex+^	8.00	8/1/2018	2,500,000	3,823,597	4,284,792

Total Leisure, Amusement, Motion Pictures and Entertainment			3,050,000	4,659,324	5,261,145

Machinery (Non-Agriculture, Non-Construct, Non-Electronic) — 4.24%*:
Cleaver-Brooks, Inc.^	8.75	12/15/2019	4,740,000	4,867,486	5,142,900
KM Germany Holding+^	8.75	12/15/2020	1,450,000	1,876,585	2,224,171
Milacron LLC^#	8.38	5/15/2019	5,800,000	5,941,207	6,467,000
Xerium Technologies	8.88	6/15/2018	6,324,000	6,373,134	6,640,200
SGL Carbon+	4.88	1/15/2021	700,000	956,794	995,639

Total Machinery (Non-Agriculture, Non-Construct, Non-Electronic)			19,014,000	20,015,206	21,469,910

Mining, Steel, Iron and Non-Precious Metals — 4.84%*:
Alba Group PLC+^	8.00	5/15/2018	2,500,000	3,340,013	3,514,926
Ausdrill Finance Pty Ltd.+^#	6.88	11/1/2019	6,000,000	6,000,000	5,460,000
Barminco Finance Pty Ltd.+^#	9.00	6/1/2018	6,000,000	5,936,720	5,520,000
Hecla Mining Company^	6.88	5/1/2021	5,425,000	5,390,401	5,208,000
New World Resources N.V.+^#	7.88	5/1/2018	3,350,000	4,311,423	3,465,676
Wise Metals^	8.75	12/15/2018	1,280,000	1,280,000	1,347,200

Total Mining, Steel, Iron and Non-Precious Metals			24,555,000	26,258,557	24,515,802

Oil and Gas — 29.65%*:
Alta Mesa Holdings, LP#	9.63	10/15/2018	4,275,000	4,366,509	4,574,250
Calumet Specialty Products^#	7.63	1/15/2022	1,135,000	1,117,907	1,146,350
Calumet Specialty Products#	9.38	5/1/2019	7,365,000	7,864,538	8,175,150
CHC Helicopter+#	9.25	10/15/2020	4,620,000	4,731,261	4,978,050
CHC Helicopter#	9.38	6/1/2021	3,000,000	3,000,000	3,075,000
Era Group Inc.#	7.75	12/15/2022	6,019,000	5,987,129	6,199,570
Ferrellgas Partners LP#	8.63	6/15/2020	7,135,000	7,003,744	7,509,587
Gibson Energy Holdings+^	6.75	7/15/2021	1,915,000	1,885,815	2,025,113
Halcon Resources Corporation^#	9.75	7/15/2020	4,300,000	4,445,565	4,479,625
Headwaters, Inc.#	7.63	4/1/2019	3,000,000	3,115,651	3,232,500
Hercules Offshore, Inc.^#	10.25	4/1/2019	6,865,000	7,186,572	7,774,613
Linn Energy, LLC	8.63	4/15/2020	7,873,000	8,091,126	8,502,840
Magnum Hunter Resources, Corp	9.75	5/15/2020	3,000,000	3,054,382	3,240,000

See accompanying Notes to Financial Statements

Babson Capital Global Short Duration High Yield Fund 2013 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2013

	EFFECTIVE INTEREST RATE‡	DUE DATE	PRINCIPAL	COST	FAIR VALUE
Corporate Bonds (Continued)

Oil and Gas (Continued)
Midstates Petroleum Company Inc.#	10.75	10/1/2020	5,800,000	$6,106,356	$6,307,500
Midstates Petroleum Company Inc.	9.25	6/1/2021	6,065,000	6,025,625	6,337,925
Millennium Offshore+^	9.50	2/15/2018	6,000,000	6,000,000	6,240,000
Niska Gas Storage#	8.88	3/15/2018	6,500,000	6,705,536	6,760,000
Northern Tier Energy LLC#	7.13	11/15/2020	6,000,000	6,000,000	6,270,000
Pbf Holding Company LLC#	8.25	2/15/2020	6,000,000	6,264,596	6,510,000
Penn Virginia Corp	8.50	5/1/2020	4,000,000	4,000,000	4,300,000
Quicksilver Resources^	7.00	6/21/2019	444,000	428,859	435,120
Resolute Energy Corp.#	8.50	5/1/2020	7,285,000	7,432,808	7,685,675
RKI Exploration and Production, LLC^	8.50%	8/1/2021	5,405,000	5,443,479	5,688,763
Samson Investment Company^#	10.50	2/15/2020	5,000,000	5,240,919	5,450,000
Seven Generations Energy Ltd.+^	8.25	5/15/2020	3,645,000	3,645,000	3,936,600
Shelf Drilling Holdings Ltd+^#	8.63	11/1/2018	6,000,000	6,072,133	6,480,000
Topaz Marine SA+^	8.63	11/1/2018	6,877,000	6,925,604	6,928,578
Welltec+^#	8.00	2/1/2019	5,500,000	5,713,593	5,830,000

Total Oil and Gas			141,023,000	143,854,707	150,072,809

Personal and Nondurable Consumer Products (Manufacturing Only) — 0.43%*:
Grohe Holdings+^#	8.75	12/15/2017	1,530,000	2,062,545	2,157,449

Total Personal and Nondurable Consumer Products (Manufacturing Only)			1,530,000	2,062,545	2,157,449

Personal, Food and Miscellaneous — 2.17%*:
Brake Brothers Acquisition PLC+^	7.13	12/15/2018	1,250,000	2,019,166	2,064,773
Cerved Holding Spa+^	8.00	1/15/2021	4,000,000	5,344,539	5,819,232
Teamsystem S.P.A.+^	7.38	5/15/2020	2,180,000	2,773,723	3,089,008

Total Personal, Food and Miscellaneous			7,430,000	10,137,428	10,973,013

Printing and Publishing — 0.56%*:
R.R. Donnelley & Sons Company	7.88	3/15/2021	2,570,000	2,557,150	2,852,700

Total Printing and Publishing			2,570,000	2,557,150	2,852,700

Retail Store — 8.63%*:
Brighthouse Group PLC+^	7.88	5/15/2018	2,000,000	3,115,292	3,411,274
GRD Holding Corp.^#	10.75	6/1/2019	3,150,000	3,223,180	3,433,500
HD Supply, Inc.#	11.50	7/15/2020	5,000,000	5,275,436	5,968,750
House Fraser PLC+^#	8.88	8/15/2018	4,000,000	6,511,945	7,236,537
New Look Retail Group Limited+^	8.75	5/14/2018	5,000,000	7,706,601	8,741,389
Pantry, Inc#	8.38	8/1/2020	875,000	907,032	929,687
Quicksilver, Inc.^#	7.88	8/1/2018	1,210,000	1,203,744	1,312,850
Spencer Spirit Holdings, Inc.^#	11.00	5/1/2017	5,970,000	6,353,654	6,402,825
Takko Fashion+^	9.88	4/15/2019	4,650,000	6,085,326	6,265,889

Total Retail Store			31,855,000	40,382,210	43,702,701

See accompanying Notes to Financial Statements

Babson Capital Global Short Duration High Yield Fund 2013 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2013

	EFFECTIVE INTEREST RATE‡	DUE DATE	PRINCIPAL	COST	FAIR VALUE
Corporate Bonds (Continued)

Telecommunications — 5.75%*:
Manutencoop Facility Management+^	8.50	8/1/2020	4,570,000	$6,123,578	$6,664,190
Nara Cable FDG Ltd+^#	8.88	12/1/2018	6,000,000	5,684,197	6,390,000
Norcell Sweden+^	9.25	9/29/2018	19,500,000	3,220,149	3,304,648
Sprint Nextel Corporation^	7.25	9/15/2021	2,650,000	2,650,000	2,845,438
UPC Broadband+^	6.75	3/15/2023	1,000,000	1,055,855	1,144,891
Wind Acquisition+^	11.75	7/15/2017	6,000,000	8,220,386	8,771,110

Total Telecommunications			39,720,000	26,954,165	29,120,277

Textiles & Leather — 1.47%*:
Perry Ellis International Inc#	7.88%	4/1/2019	7,000,000	7,255,009	7,455,000

Total Textiles & Leather			7,000,000	7,255,009	7,455,000

Total Corporate Bonds			478,220,000	511,025,520	540,483,299

Total Fixed Income			564,498,061	596,464,762	626,898,119

Other assets and liabilities — (23.84)%					(120,701,132)

Net Assets — 100%					$506,196,987

‡	The effective interest rates are based on settled commitment amount.
*	Calculated as a percentage of net assets applicable to common shareholders.
+	Foreign security.
#	All or a portion of the security is segregated as collateral for the credit facility. See Note 8 to the financial statements for further disclosure.

Distributions of investments by country of issue (excluding temporary cash investments) as a percentage of total investment in securities, is as follows:

United States	62.8%
United Kingdom	13.5%
Italy	4.5%
Sweden	3.1%
Germany	2.6%
Canada	2.3%
United Arab Emirates	2.0%
Australia	1.8%
Spain	1.2%
Azerbaijan	1.1%
France	1.0%
Netherlands	1.0%
Guernsey	1.0%
(Individually less than 1%)	2.1%

100.0%

^	Security exempt from registration under Rule 144a of the Securities Act of 1933. These securities may only be resold in transactions exempt from registration, normally to qualified institutional buyers.

See accompanying Notes to Financial Statements

Babson Capital Global Short Duration High Yield Fund 2013 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2013

§	Bank loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rates shown for bank loans are the current interest rates at December 31, 2013. Bank loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown.

Forward Foreign Exchange Contracts at 12/31/2013

COUNTERPARTY	CURRENCY	CONTRACT TYPE	DELIVERY DATE	VALUE	AGGREGATE FACE VALUE	UNREALIZED APPRECIATION / (DEPRECIATION)
Credit Suisse
	British pounds	Sell	1/15/2014	$(1,124,112)	$(1,150,771)	$(26,659)
	British pounds	Sell	1/30/2014	(27,137,308)	(28,153,741)	(1,016,433)
	Swedish krona	Sell	1/30/2014	(4,141,111)	(4,187,826)	(46,715)
	Swiss francs	Sell	1/30/2014	(2,059,140)	(2,102,897)	(43,757)
	U.S. Dollars	Buy	1/15/2014	1,124,112	1,124,112	–
	U.S. Dollars	Buy	1/30/2014	33,337,559	33,337,559	–

				–	(1,133,564)	(1,133,564)

J.P. Morgan
	British pounds	Sell	1/15/2014	$(45,237,393)	$(46,320,593)	$(1,083,200)
	British pounds	Sell	1/30/2014	(2,727,604)	(2,806,268)	(78,664)
	British pounds	Sell	2/27/2014	(10,146,963)	(10,246,280)	(99,317)
	Euros	Sell	1/15/2014	(52,299,978)	(52,542,830)	(242,852)
	Euros	Sell	1/30/2014	(31,082,499)	(31,640,563)	(558,064)
	Swiss francs	Sell	1/30/2014	(11,167)	(11,212)	(45)
	Swiss francs	Buy	1/30/2014	942,521	963,150	20,629
	U.S. Dollars	Sell	1/30/2014	(942,521)	(942,521)	–
	U.S. Dollars	Buy	1/15/2014	97,537,371	97,537,371	–
	U.S. Dollars	Buy	1/30/2014	33,821,270	33,821,270	–
	U.S. Dollars	Buy	2/27/2014	10,146,963	10,146,963	–

				–	(2,041,513)	(2,041,513)
				–	(3,175,077)	(3,175,077)

See accompanying Notes to Financial Statements

Babson Capital Global Short Duration High Yield Fund 2013 Annual Report

NOTES TO FINANCIAL STATEMENTS

December 31, 2013

1.	Organization

Babson Capital Global Short Duration High Yield Fund (the “Fund”) was organized as a business trust under the laws of the Commonwealth of Massachusetts on May 20, 2011, and commenced operations on October 26, 2012. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end management investment company.

Babson Capital Management LLC (the “Adviser”), a wholly-owned indirect subsidiary of Massachusetts Mutual Life Insurance Company, is a registered investment adviser under the Investment Advisers Act of 1940, as amended, and serves as investment adviser to the Fund.

Babson Capital Global Advisors Limited (“Sub-Adviser”), an indirect wholly-owned subsidiary of the Adviser will serve as a sub-adviser with respect to the Fund’s European investments.

The Fund’s primary investment objective is to seek as high a level of current income as the Adviser determines is consistent with capital preservation. The Fund seeks capital appreciation as a secondary investment objective when consistent with its primary investment objective. There can be no assurance that the Fund will achieve its investment objectives. The Fund will seek to take advantage of inefficiencies between geographies, primarily the North American and Western European high yield bond and loan markets and within capital structures between bonds and loans. Under normal market conditions, the Fund will invest at least 80% of its Managed Assets in bonds, loans and other income-producing instruments that are, at the time of purchase, rated below investment grade (below Baa3 by Moody’s Investors Service, Inc. (“Moody’s”) or below BBB- by either Standard & Poor’s Rating Services, a division of the McGraw-Hill Company, Inc. (“S&P”) or Fitch, Inc. (“Fitch”)) or unrated but judged by the Adviser or Sub-Adviser to be of comparable quality.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed consistently by the Fund in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

A.	Valuation of Investments

The Fund’s investments in fixed income securities are generally valued using the prices provided directly by independent third party services or provided directly from one or more broker dealers or market makers, each in accordance with the valuation policies and procedures approved by the Fund’s Board of Trustees (the “Board”).

The pricing services may use valuation models or matrix pricing, which consider yield or prices with respect to comparable bond quotations from bond dealers or by reference to other securities that are considered comparable in such characteristics as credit rating, interest rates and maturity date, to determine the current value. The closing prices of domestic or foreign securities may not reflect their market values at the time the Fund calculate its NAV if an event that materially affects the value of those securities has occurred since the closing prices were established on the domestic or foreign exchange market, but before the Fund’s NAV calculation. Under certain conditions, the Board has approved an independent pricing service to fair value foreign securities. This is generally accomplished by adjusting the closing price for movements in correlated indices, securities or derivatives. Fair value pricing may cause the value of the security on the books of the Fund to be different from the closing value on the non-U.S. exchange and may affect the calculation of the Fund’s NAV. The Fund may fair value securities in other situations, for example, when a particular foreign market is closed but the Fund is pricing their shares.

The Fund’s investments in bank loans are normally valued at the bid quotation obtained from dealers in loans by an independent pricing service in accordance with the Fund’s valuation policies and procedures approved by the Board.

The Board has determined that it is in the best interests of the Fund and its shareholders to delegate the Board’s responsibility to a Valuation Committee, made up of officers of the Fund and employees of the Adviser, for: (1) determining whether market quotations are readily available for investments held by the Fund; and (2) determining the fair value of investments held by the Fund for which market quotations are not readily available or are deemed not reliable by the Adviser. In certain cases, authorized pricing service vendors may not provide prices for a security held by the Fund, or the price provided by such pricing service vendor is deemed unreliable by the Adviser. In such cases, the Fund may use market maker quotations provided by an established market maker for that security (i.e. broker quotes) to value the security if the Adviser has experience obtaining quotations from the market maker and the Adviser determines that quotations obtained from the market maker in the past have generally been reliable (or, if

Babson Capital Global Short Duration High Yield Fund 2013 Annual Report

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

December 31, 2013

the Adviser has no such experience with respect to a market maker, it determines based on other information available to it that quotations obtained by it from the market maker are reasonably likely to be reliable). In any such case, the Adviser will review any market quotations so obtained in light of other information in its possession for their general reliability.

Bank loans in which the Fund may invest have similar risks to lower-rated fixed income securities. Changes in the financial condition of the borrower or economic conditions or other circumstances may reduce the capacity of the borrower to make principal and interest payments on such instruments and may lead to defaults. Senior secured bank loans are supported by collateral; however, the value of the collateral may be insufficient to cover the amount owed to the Fund. By relying on a third party to administer a loan, the Fund is subject to the risk that the third party will fail to perform its obligations. The loans in which the Fund will invest are largely floating rate instruments; therefore, the interest rate risk generally is lower than for fixed-rate debt obligations. However, from the perspective of the borrower, an increase in interest rates may adversely affect the borrower’s financial condition. Due to the unique and customized nature of loan agreements evidencing loans and the private syndication thereof, loans are not as easily purchased or sold as publicly traded securities. Although the range of investors in loans has broadened in recent years, there can be no assurance that future levels of supply and demand in loan trading will provide the degree of liquidity which currently exists in the market. In addition, the terms of the loans may restrict their transferability without borrower consent. These factors may have an adverse effect on the market price and the Fund’s ability to dispose of particular portfolio investments. A less liquid secondary market also may make it more difficult for the Fund to obtain precise valuations of the high yield loans in its portfolio.

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. A three-tier hierarchy is utilized to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. For example, market participants would consider the risk inherent in a particular valuation technique used to measure fair value, such as a pricing model, and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability and are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability and are developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised is determining fair value is greatest for instruments categorized in level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Babson Capital Global Short Duration High Yield Fund 2013 Annual Report

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

December 31, 2013

The following is a summary of the inputs used as of December 31, 2013 in valuing the Fund’s investments:

DESCRIPTION	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL INVESTMENTS

Assets:
Fixed Income:
Bank Loans	$–	$82,414,820	$4,000,000	$86,414,820
Bonds	–	540,483,299	–	540,483,299

Total Fixed Income	$–	$622,898,119	$4,000,000	$626,898,119

Liabilities:
Derivative Securities:
Forward Foreign Exchange Contracts:	$–	$(3,175,077)	$–	$(3,175,077)

Total Derivative Securities	–	(3,175,077)	–	(3,175,077)

Total Investments	$–	$619,723,042	$4,000,000	$623,723,042

The following table is a summary of quantitative information about significant unobservable valuation inputs for Level 3 fair value measurement for investments held as of December 31, 2013.

TYPE OF ASSETS	FAIR VALUE AS OF DECEMBER 31, 2013	VALUATION TECHNIQUES(S)	UNOBSERVABLE INPUT	RANGE (WEIGHTED AVERAGE)

Bank Loan
Direct ChassisLink, Inc.	$4,000,000	Market Comparables	Forward EBITA Multiple	5.25x – 8.25x (6.75x)

The Fund discloses transfers between levels based on valuations at the end of the reporting period. There were no transfers between Levels 1, 2, or 3 for the year ended

December 31, 2013. The following is a reconciliation of Level 3 investments based upon the inputs used to determine fair value:

	BALANCE AS OF DECEMBER 31, 2012	PURCHASES	SALES	ACCRETION OF DISCOUNT	NET REALIZED GAIN (LOSS)	CHANGE IN UNREALIZED APPRECIATION/ DEPRECIATION	BALANCE AS OF DECEMBER 31, 2013	CHANGE IN UNREALIZED APPRECIATION/ DEPRECIATION FROM INVESTMENTS HELD AS OF DECEMBER 31, 2013

Fixed Income
Bank Loan	$–	$3,940,000	$–	$420	$–	$59,580	$4,000,000	$59,580

B.	Cash and Cash Equivalents

Cash and cash equivalents consist principally of short-term investments that are readily convertible into cash and have original maturities of three months or less. At December 31, 2013, all cash and cash equivalents are held by U.S. Bank, N.A.

C.	Investment Transactions, Related Investment Income and Expenses

Investment transactions are accounted for on a trade-date basis. Interest income is recorded on the accrual basis, including the amortization of premiums and accretion of discounts on bonds held using the yield-to-maturity method.

Babson Capital Global Short Duration High Yield Fund 2013 Annual Report

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2013

Realized gains and losses on investment transactions and unrealized appreciation and depreciation of investments are reported for financial statement and Federal income tax purposes on the identified cost method.

Expenses are recorded on the accrual basis as incurred.

D.	Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

E.	Federal Income Taxation

The Fund has elected to be taxed as a Regulated Investment Company (“RIC”) under sub-chapter M of the U.S. Internal Revenue Code of 1986, as amended, and intends to maintain this qualification and to distribute substantially all of its net taxable income to its shareholders.

F.	Dividends and Distributions

The Fund declares and pays dividends monthly from net investment income. To the extent that these distributions exceed net investment income, they may be classified as return of capital. The Fund also pays a distribution at least annually from its net realized capital gains, if any. Dividends and distributions are recorded on the ex-dividend date. All common shares have equal dividend and other distribution rights. A notice disclosing the source(s) of a distribution will be provided if payment is made from any source other than net investment income. Any such notice would be provided only for informational purposes in order to comply with the requirements of Section 19(a) of the 1940 Act and not for tax reporting purposes. The tax composition of the Fund’s distributions for each calendar year is reported on Internal Revenue Service Form 1099-DIV.

Dividends from net investment income and distributions from realized gains from investment transactions have been determined in accordance with Federal income tax regulations and may differ from net investment income and realized gains recorded by the Fund for financial reporting purposes. These differences, which could be temporary or permanent in nature, may result in reclassification of distributions; however, net investment income, net realized gains and losses, and net assets are not affected.

G.	Derivative Instruments

The following is a description of the derivative instruments that the Fund utilizes as part of its investment strategy, including the primary underlying risk exposures related to the instrument.

Forward Foreign Exchange Contracts – The Fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The Fund transacted in and currently holds forward foreign exchange contracts to hedge against changes in the value of foreign currencies. The Fund entered into forward foreign exchange contracts obligating the Fund to deliver or receive a currency at a specified future date. Forward foreign exchange contracts are valued daily and unrealized appreciation or depreciation is recorded daily as the difference between the contract exchange rate and the closing forward rate applied to the face amount of the contract. A realized gain or loss is recorded at the time the forward contract expires. Credit risk may arise as a result of the failure of the counterparty to comply with the terms of the contract. The Fund considers the creditworthiness of each counterparty to a contract in evaluating potential credit risk quarterly. The Fund is also subject to credit risk with respect to the counterparties to the derivative contracts which are not cleared through a central counterparty but instead are traded over-the-counter between two counterparties. If a counterparty to an over-the-counter derivative becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in a bankruptcy or other reorganization proceeding. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances. The counterparty risk for cleared derivatives is generally lower than for uncleared over-the-counter derivative transactions since generally a clearing organization becomes substituted for each counterparty to a cleared derivative contract and, in effect, guarantees the party’s performance under the contract as each party to a trade looks only to the clearing house for performance of financial obligations. However, there can be no assurance that the clearing house, or its members, will satisfy its obligations to the Fund. In addition, in the event of a bankruptcy of a clearing house, the Fund could experience a loss of the funds deposited with such clearing house as margin and of any profits on its open positions. The counter-party risk to the Fund is limited to the net unrealized gain, in any, on the contract.

The use of forward foreign exchange contracts does not eliminate fluctuations in the underlying prices of the Fund’s

Babson Capital Global Short Duration High Yield Fund 2013 Annual Report

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2013

investment securities; however, it does establish a rate of exchange that can be achieved in the future. The use of forward foreign exchange contracts involves the risk that anticipated currency movements will not be accurately predicted. A forward foreign exchange contract would limit the risk of loss due to a decline in the value of a particular currency; however, it would also limit any potential gain that might result should the value of the currency increase instead of decrease. These contracts may involve market risk in excess of the amount of receivable or payable reflected on the Statement of Assets and Liabilities.

The Fund recognized a liability on the Statement of Assets and Liabilities as a result of forward foreign exchange contracts with Credit Suisse and J.P. Morgan. The Fund’s policy is to recognize an asset equal to the net value of all forward foreign exchange contracts with an unrealized gain and a liability equal to the net value of all forward foreign exchange contracts with an unrealized loss. The Fund has recognized a liability of $3,175,077 in net unrealized depreciation on forward foreign exchange contracts.

During the year ended December 31, 2013, the Fund’s direct investment in derivatives consisted of forward foreign exchange contracts.

The following is a summary of the fair value of derivative instruments held directly by the Fund as of December 31, 2013. These derivatives are presented in the Schedule of Investments.

Fair values of derivative instruments on the Statement of Assets and Liabilities as of December 31, 2013:

DERIVATIVES	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE
Foreign exchange contracts:
Forward Foreign Exchange Contracts	Payables	$3,175,077

Total		$3,175,077

The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2013:

Amount of Realized Gain/(Loss) on Derivatives

DERIVATIVES	FORWARD FOREIGN EXCHANGE CONTRACTS
Forward Foreign Exchange Contracts	$(6,322,534)

Total	$(6,322,534)

Change in Unrealized Appreciation/(Depreciation) on Derivatives

DERIVATIVES	FORWARD FOREIGN EXCHANGE CONTRACTS
Forward Foreign Exchange Contracts	$(463,848)

Total	$(463,848)

H.	Offsetting of Financial and Derivative Assets and Liabilities

FORWARD FOREIGN EXCHANGE CONTRACTS
Assets:
Forward foreign exchange contracts*	$176,930,425
Liabilities:
Forward foreign exchange contracts*	180,105,502

Total Financial and Derivative Net Liabilities	3,175,077

*	Covered by master netting agreements.

I.	Foreign Securities

Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in U.S. companies and the U.S. government. These risks include valuation of currencies and adverse political and economic developments. Moreover, securities of many foreign companies, foreign governments, and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. government.

J.	Foreign Currency Translation

The books and records of the Fund are maintained in U.S. dollars. Foreign currency transactions are translated into U.S. dollars on the following basis: (i) market value of investment securities, assets and liabilities at the daily rates of exchange, and (ii) purchases and sales of investment securities, dividend and interest income and certain expenses at the rates of exchange prevailing on the respective dates of such transactions. For financial reporting purposes, the Fund does not isolate changes in the exchange rate of investment securities from the fluctuations arising from changes in the market prices of securities. However, for Federal income tax purposes, the Fund does isolate and treat as ordinary income the effect of changes in foreign exchange

Babson Capital Global Short Duration High Yield Fund 2013 Annual Report

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2013

rates on realized gain or loss from the sale of investment securities and payables and receivables arising from trade-date and settlement-date differences.

K.	Counterparty Risk

The Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations. The Adviser monitors the financial stability of the Fund’s counterparties.

L.	Recent Accounting Pronouncement

In June 2013, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update No. 2013-08, Financial Services – Investment Companies (Topic 946): Amendments to the Scope, Measurement and Disclosure Requirements (“ASU 2013-08”), which updates the criteria used in defining an investment company under U.S. GAAP and also sets forth certain measurement and disclosure requirements. The amendments in ASU 2013-08 are effective for fiscal periods (including interim periods) beginning after December 15, 2013. While management is still assessing the impact of this update on disclosures, the impact of this update is not expected to be material to the financial statements.

3.	Advisory Fee

The Fund has entered into an Investment Management Agreement (the “Agreement”) with the Adviser, a related party. Pursuant to the Agreement, the Fund has agreed to pay the Adviser a fee payable at the end of each calendar month, at an annual rate of 1.00% of the Fund’s average daily managed assets during such month. Managed assets are the total assets of the Fund, which include any assets attributable to leverage such as assets attributable to reverse repurchase agreements, or bank loans, minus the sum of the Fund’s accrued liabilities (other than liabilities incurred for the purpose of leverage).

Subject to the supervision of the Adviser and the Board, the Sub-Adviser manages the investment and reinvestment of a portion of the assets of the Fund, as allocated from time to time to the Sub-Adviser by a global allocation investment committee composed of representatives of the Adviser and Sub-Adviser. The Adviser (not the Fund) will pay a portion of the fees it receives to the Sub-Adviser in return for its services.

4.	Administrator Fee

The Fund has engaged U.S. Bancorp Fund Services, LLC (“US Bank”) to serve as the Fund’s administrator, fund accountant, and transfer agent. The Fund has engaged U.S. Bank, N.A. to serve as the Fund’s custodian. The Fund has agreed to pay US Bank a fee payable at the end of each calendar month, at an annual rate of 0.30% of the Fund’s average daily managed assets.

5.	Income Taxes

It is the Fund’s intention to qualify as a RIC under sub-chapter M of the Internal Revenue Code and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

The tax character of dividends paid to shareholders during the tax year ended in 2013, as noted below, was as follows:

ORDINARY INCOME	NET LONG TERM CAPITAL GAINS	TOTAL DISTRIBUTIONS PAID
$46,549,801	$37,508	$46,587,309

The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. On December 31, 2013, undistributed net investment income was decreased $989,242, accumulated net realized gain was increased $995,837 and additional paid-in capital was decreased by $6,595. This reclassification has no effect on the net assets of the Fund.

The following information is provided on a tax basis as of December 31, 2013:

Cost of investments	$596,464,762

Unrealized appreciation	33,094,829
Unrealized depreciation	(2,661,472)

Net unrealized appreciation (depreciation)	30,433,357
Undistributed ordinary income	–
Undistributed long term gains	789,297

Distributable earnings	789,297
Other accumulated gain/(loss)	(2,910,088)

Total accumulated gain/(loss)	28,312,566

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on U.S. tax returns and state tax returns filed since inception of the Fund. No income tax returns are currently under examination. All tax years since commencement of operations remain subject to examination by the tax

Babson Capital Global Short Duration High Yield Fund 2013 Annual Report

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2013

authorities in the United States. Due to the nature of the Fund’s investments, the Fund may be required to file income tax returns in several states. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

At December 31, 2013, the Fund deferred, on a tax basis, late-year December losses of $2,996,525.

6.	Investment Transactions

For the year ended December 31, 2013, the Fund’s cost of purchases and proceeds from sales were $387,767,640 and $375,035,956 (excluding short term debt securities), respectively.

7.	Credit Facility

On November 8, 2012, the Fund entered into a $200,000,000 credit facility with BNP Paribas Prime Brokerage International, Ltd. (“BNP”) The credit facility has a variable annual interest rate equal to three-month LIBOR plus 0.90 percent. Unused portions of the credit facility will accrue a commitment fee equal to an annual rate of 0.65 percent. Changes to the credit facility’s capacity for the year ended December 31, 2013 were as follows:

DATE OF CHANGE	PREVIOUS CAPACITY	NEW CAPACITY
Capacity at January 1, 2013:		$200,000,000
January 14, 2013	$200,000,000	$120,000,000
January 30, 2013	$120,000,000	$130,000,000
February 28, 2013	$130,000,000	$133,000,000
March 11, 2013	$133,000,000	$138,000,000
August 8, 2013	$138,000,000	$142,000,000
December 17, 2013	$142,000,000	$144,000,000
Capacity at December 31, 2013:		$144,000,000

The average principal balance and interest rate for the period during which the credit facility was utilized for the year ended December 31, 2013 was approximately $134,300,000 and 1.17 percent, respectively. At December 31, 2013, the principal balance outstanding was $143,000,000 at an interest rate of 1.15 percent.

8.	Securities Lending

Through an agreement with the Fund, BNP may lend out securities the Fund has pledged as collateral on the note payable. In return, the Fund receives additional income that is netted against the interest charged on the outstanding credit facility balance. As of December 31, 2013 the total amount of income netted against the interest expense was $68,870.

9.	Common Stock

The Fund has unlimited shares authorized and 20,057,849 shares outstanding at December 31, 2013. Transactions in common stock for the year ended December 31, 2013 were as follows:

Shares at December 31, 2012	20,044,750
Shares sold through reinvestments of distributions	13,099

Shares at December 31, 2013	20,057,849

10.	Aggregate Remuneration Paid to Officers, Trustees and Their Affiliated Persons

For the year ended December 31, 2013, the Fund paid its Trustees aggregate remuneration of $211,018. During the year, the Fund did not pay any compensation to any of its Trustees who are “interested persons” (as defined by the 1940 Act) of the Fund. The Fund classifies Mr. Finke as an interested person of the Fund.

All of the Fund’s officers are employees of the Adviser. Pursuant to the Agreement, the Fund does not compensate its officers who are employees of the Adviser (except for the Chief Compliance Officer of the Fund unless assumed by the Adviser). For the year ended December 31, 2013, the Adviser paid the compensation of the Chief Compliance Officer of the Fund.

The Fund did not make any payments to the Adviser for the year ended December 31, 2013, other than the amounts payable to the Adviser pursuant to the Agreement.

11.	Results of Shareholder Meeting

The Annual Meeting of Shareholders (“Annual Meeting”) was held on Friday, October 25, 2013. The Shareholders were asked to elect as Trustees Bernard A. Harris, Jr. and Thomas M. Finke for three-year terms. Shareholders were also asked to elect Thomas W. Bunn for a one-year term. The Shareholders approved the proposal. The results of Shareholder voting are set forth below:

SHARES FOR	WITHHELD	TOTAL	% OF SHARES VOTED FOR
Bernard A Harris, Jr. 17,976,251	424,624	18,400,875	97.69%
Thomas M. Finke 18,168,483	232,392	18,400,875	98.74%
Thomas W. Bunn 17,951,128	449,747	18,400,875	97.56%

Babson Capital Global Short Duration High Yield Fund 2013 Annual Report

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2013

The Fund’s other Trustees, Rodney J. Dillman, Thomas W. Okel and Martin A. Sumichrast, continued to serve their respective terms following the Annual Meeting.

12.	Subsequent Events

The Fund has evaluated the possibility of subsequent events existing in this report through February 26, 2014. On January 2, 2014 the dividend payable of $9,591,663 was paid to common shareholders. The dividend amount consisted of long-term capital gain, short-term capital gain and net investment income.

In addition, as of February 26, 2014 the current note payable on the credit facility was $160,000,000. On January 6, 2014 an amendment agreement was signed changing the variable annual interest rate on the BNP credit facility from three-month LIBOR plus .90 percent to three-month LIBOR plus .80 percent.

The Fund has concluded no additional subsequent events through February 26, 2014 require recognition or disclosure.

Babson Capital Global Short Duration High Yield Fund 2013 Annual Report

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP Two Financial Center 60 South Street Boston, MA 02111

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders

Babson Capital Global Short Duration High Yield Fund:

We have audited the accompanying statement of assets and liabilities of Babson Capital Global Short Duration High Yield Fund (the “Fund”), including the schedule of investments, as of December 31, 2013, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for the year then ended and for the period from inception (October 26, 2012) through December 31, 2012 and the financial highlights for each of the years or periods in the two-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Babson Capital Global Short Duration High Yield Fund as of December 31, 2013, the results of its operations and cash flows for the year then ended, the changes in its net assets and the financial highlights for each of the periods described above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 26, 2014

KPMG LLP is a Delaware limited liability partnership, the U.S. member firm of KPMG International Cooperative (“KPMG International”), a Swiss entity.

Babson Capital Global Short Duration High Yield Fund 2013 Annual Report

INTERESTED TRUSTEE

NAME (AGE), ADDRESS	POSITION(S) HELD WITH FUND	TERM OF OFFICE AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING THE PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX* OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE DURING PAST 5 YEARS
Thomas M. Finke (49) 550 South Tryon Street Charlotte, NC 28202	Trustee	Term expires 2016; Trustee since 2013	Chairman and Chief Executive Officer (since 2008), Member of the Board of Managers (since 2006), President (2007-2008), Managing Director (2002-2008), Babson Capital; Chief Investment Officer and Executive Vice President (2008-2011), Massachusetts Mutual Life Insurance Company	3	Trustee (since 2013), Babson Capital Funds Trust (open-end investment company advised by the Adviser); Chairman (since 2012), Director (since 2008), Babson Capital Europe Limited (investment advisory firm); Chairman and Director (since 2012), Babson Capital Global Advisors Limited (investment advisory firm); Director (since 2008), Babson Capital Guernsey Limited (holding company); Vice Chairman and Manager (since 2011), MM Asset Management Holding LLC (holding company); Manager (since 2011), Wood Creek Capital Management, LLC (investment advisory firm); Chairman and Director (since 2007), Cornerstone Real Estate Advisers LLC (real estate advisory firm); Director (since 2004), Jefferies Finance LLC (finance company); Manager (since 2007), Credit Strategies Management LLC (general partner of an investment fund); Manager (since 2005), Loan Strategies Management, LLC (general partner of an investment fund); Manager (since 2005), Jefferies Finance CP Funding LLC (investment company); Manager (2004-2012), Class C Member LLC (equity holding company); Chairman, Chief Executive Officer and Director (2009-2011), MassMutual Capital Partners, LLC (investment company); Director (2007-2011), Scottish Re Group Limited (reinsurance specialist); and Director (2000-2009), Babson Capital Japan KK (investment advisory firm).

*	For purposes of the Trustee tables, the term “Fund Complex” includes the Fund, Babson Capital Corporate Investors, Babson Capital Participation Investors, Babson Capital Funds Trust, MassMutual Premier Funds, MML Series Investment Funds, MML Series Investment Funds II, and MassMutual Select Funds.

Babson Capital Global Short Duration High Yield Fund 2013 Annual Report

INDEPENDENT TRUSTEES

NAME (AGE), ADDRESS	POSITION(S) HELD WITH FUND	TERM OF OFFICE AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING THE PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX* OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE DURING PAST 5 YEARS
Rodney J. Dillman (61) 550 South Tryon Street Charlotte, NC 28202	Trustee/Chairman	Term expires 2015; Trustee since 2012	Deputy General Counsel (2011-2012), Senior Vice President (2008-2012), Vice President (2000-2008), Massachusetts Mutual Life Insurance Company; Member of the Board of Directors and President (2008-2011), MassMutual International LLC; General Counsel (2006-2008), the Adviser.	3	Trustee (since 2013), Babson Capital Funds Trust (an open-end investment company advised by the Adviser); Director (2008-2011), Compania de Seguros CorpVida S.A. (insurance company); Director (2009-2011), MassMutual Europe S.A. (insurance company); Director (2009-2010), Yingda Taihe Life Insurance Co.; Director (2008-2011), MassMutual Asia Limited (insurance company); Director (2008-2011), MassMutual Life Insurance Company; Director (2008-2010), MassMutual Mercuries Life Insurance Company; Director (2005-2010), The MassMutual Trust Company; Director (2006-2008), Jefferies Finance LLC (finance company); Director, Vice President and Secretary (2005-2008), MMHC Investment LLC (passive investor).
Thomas W. Bunn (60) 550 South Tryon Street Charlotte, NC 28202	Trustee	Term expires 2014; Trustee since 2013	Retired (since 2009); Vice Chairman (2005-2009), Head of National Banking (2006-2009), Head of Corporate and Investment Banking (2002-2006), KeyCorp (commercial and investment banking firm)	3	Trustee (since 2013), Babson Capital Funds Trust (an open-end investment company advised by the Adviser); Director (since 2010), SquareTwo Financial (asset recovery and management firm); Director (since 2010), Southern Weaving Co. (webbing and sleeving design and manufacturing company); Trustee (since 2010), Wake Forest University Board of Trustees; Member (since 1998), Babcock School of Business Board of Visitors; Senior Operating Advisor (since 2010), Sound Harbor Partners (investment management firm); Director (since 2009), Kiawah Island Conservancy; Director (since 2009), Nature Conservancy of North Carolina; Director (2007-2009), Victory Asset Management (mutual fund complex).
Dr. Bernard A. Harris, Jr. (57) 550 South Tryon Street Charlotte, NC 28202	Trustee	Term expires 2016; Trustee since 2012	Chief Executive Officer and Managing Partner (since 2002), Vesalius Ventures, Inc.; Director and President (since 1998), The Space Agency; President (since 1999), The Harris Foundation; Clinical Scientist, Flight Surgeon and Astronaut (1986-1996), NASA.	3	Trustee (since 2013), Babson Capital Funds Trust (an open-end investment company advised by the Adviser); Trustee (since 2011), Salient Midstream & MLP Fund and Salient MLP & Energy Infrastructure Fund; Trustee (since 2010), Salient Absolute Return Fund; Director (since 2009), Monebo Technologies Inc. (medical technology design company); Director (since 2008), US Physical Therapy (USPH: NYSE); Director (since 2012), E-Cardio, Inc. (provides services for cardiac monitoring).
Thomas W. Okel (51) 550 South Tryon Street Charlotte, NC 28202	Trustee	Term expires 2014; Trustee since 2012	Executive Director (since 2011), Catawba Lands Conservancy; Global Head of Syndicated Capital Markets (1989-2010), Bank of America Merrill Lynch.	3	Trustee (since 2013), Babson Capital Funds Trust (an open-end investment company advised by the Adviser).
Martin A. Sumichrast (47) 550 South Tryon Street Charlotte, NC 28202	Trustee	Term expires 2015; Trustee since 2012	Manager (since 2013), Washington Capital, LLC; Managing Director (2002-2013), Lomond International, Inc.	3	Trustee (since 2013), Babson Capital Funds Trust (an open-end investment company advised by the Adviser).

*	For purposes of the Trustee tables, the term “Fund Complex” includes the Fund, Babson Capital Corporate Investors, Babson Capital Participation Investors, Babson Capital Funds Trust, MassMutual Premier Funds, MML Series Investment Funds, MML Series Investment Funds II, and MassMutual Select Funds.

Babson Capital Global Short Duration High Yield Fund 2013 Annual Report

OFFICERS

NAME (AGE), ADDRESS	POSITION(S) HELD WITH FUND	TERM OF OFFICE AND LENGTH OF TIME SERVED*	PRINCIPAL OCCUPATION(S) DURING THE PAST 5 YEARS
Russell D. Morrison (49) 550 South Tryon Street Charlotte, NC 28202	President and Principal Executive Officer	Since 2012	Head of the Global High Yield Investments Group (since 2009), Co-Head of U.S. Loan Team (2006-2009), Managing Director (since 2002), Babson Capital; Senior Vice President (since 2013), Babson Capital Funds Trust (an open-end investment company advised by the Adviser).
Patrick Hoefling (34) 550 South Tryon Street Charlotte, NC 28202	Chief Financial Officer and Principal Financial and Accounting Officer	Since 2012	Director (since 2008), Babson Capital; Chief Financial Officer (since 2013), Babson Capital Funds Trust (an open-end investment company advised by the Adviser); Manager (2005-2008), Deloitte and Touche.
Andrew Lennon (39) 550 South Tryon Street Charlotte, NC 28202	Treasurer	Since 2013	Managing Director (since 2010), Babson Capital; Treasurer (since 2013), Babson Capital Funds Trust (an open-end investment company advised by the Adviser).
Michael Freno (38) 550 South Tryon Street Charlotte, NC 28202	Vice President	Since 2012	Managing Director (since 2010), Member of the High Yield Investment Committee (since 2010), Director (2007-2009), Associate Director (2005-2006), Babson Capital.
Sean Feeley (46) 550 South Tryon Street Charlotte, NC 28202	Vice President	Since 2012	Member of U.S. High Yield Investment Committee (since 2010); Managing Director (since 2003), Babson Capital; Vice President (since 2011), Babson Capital Corporate Investors and Babson Capital Participation Investors (closed-end investment companies advised by the Adviser).
Scott Roth (44) 550 South Tryon Street Charlotte, NC 28202	Vice President	Since 2012	Member of U.S. High Yield Investment Committee (since 2010); High Yield Team Leader (since 2010), Managing Director (since 2004), Babson Capital.
Melissa LaGrant (40) 550 South Tryon Street Charlotte, NC 28202	Chief Compliance Officer	Since 2012	Managing Director (since 2005), Babson Capital; Chief Compliance Officer (since 2013), Babson Capital Finance LLC; Chief Compliance Officer (since 2013), Babson Capital Funds Trust (an open-end investment company advised by the Adviser); Chief Compliance Officer (since 2006), Babson Capital Corporate Investors and Babson Capital Participation Investors (closed-end investment companies advised by the Adviser).
Janice M. Bishop (49) 550 South Tryon Street Charlotte, NC 28202	Secretary and Chief Legal Officer	Since 2012	Counsel (since 2007), Babson Capital; Associate Secretary (since 2008), Babson Capital Corporate Investors and Babson Capital Participation Investors (closed-end investment companies advised by Babson Capital); Vice President, Secretary and Chief Legal Officer (since 2013), Babson Capital Funds Trust (an open-end investment company advised by the Adviser).
Michele Manha (41) 550 South Tryon Street Charlotte, NC 28202	Assistant Secretary	Since 2012	Counsel (since 2008), Babson Capital; Assistant Secretary (since 2013), Babson Capital Funds Trust (an open-end investment company advised by the Adviser).

*	Officers will hold their position with the Fund until a successor has been elected and qualified. Officers are generally elected annually by the Board. The officers were last elected on July 29, 2013.

Babson Capital Global Short Duration High Yield Fund 2013 Annual Report

BABSON CAPITAL GLOBAL SHORT DURATION HIGH YIELD FUND DIVIDEND REINVESTMENT PLAN

INDEPENDENT TRUSTEES

Rodney J. Dillman

Chairman, Trustee

Dr. Bernard A. Harris, Jr.

Trustee

Thomas W. Okel

Trustee

Martin A. Sumichrast

Trustee

Thomas W. Bunn

Trustee

OFFICERS

Russell Morrison

President and Principal Executive Officer

Patrick Hoefling

Chief Financial Officer and Principal Financial and Accounting Officer

Andrew Lennon

Treasurer

Michael Freno

Vice President

Sean Feeley

Vice President

Scott Roth

Vice President

Melissa LaGrant

Chief Compliance Officer

Janice Bishop

Secretary/Chief Legal Officer

Michele Manha

Assistant Secretary

The Fund offers a Dividend Reinvestment Plan (the “Plan”). The Plan provides a simple way for shareholders to add to their holdings in the Fund through the reinvestment of dividends in additional common shares of the Fund. Shareholders will have all dividends, including any capital gain dividends, reinvested automatically in additional shares of the Fund by U.S. Bancorp Fund Services, LLC, as Plan Agent, unless a shareholder elects to receive cash instead. An election to receive cash may be revoked or reinstated at the option of the shareholder. All distributions to investors who elect not to participate in the Plan (or whose broker or nominee elects not to participate on the investor’s behalf) will receive dividends and distributions in cash.

Whenever the Fund declares a dividend payable in cash or shares, the Plan Agent, acting on behalf of each participating shareholder, will take the dividend in shares only if the net asset value per Fund share is equal to or less than the market price per Fund share plus estimated brokerage commissions as of the payment date for the dividend.

When the dividend is to be taken in shares, the number of shares to be received is determined by dividing the dollar amount of the cash dividend by the net asset value per Fund share as of the dividend payment date or, if greater than the net asset value per Fund share, 95% of the closing share price on the payment date. Generally, if the net asset value per Fund share is greater than the market price per Fund share plus estimated brokerage commissions as of the dividend payment date, the Plan Agent will endeavor to buy shares on the open market at current prices promptly after the dividend payment date.

The reinvestment of dividends does not, in any way, relieve participating shareholders of any Federal, state or local tax. For Federal income tax purposes, the amount reportable in respect of a dividend received in shares of the Fund will be the fair market value of the shares received, which will be reportable as ordinary income and/or capital gains. Investors should consult with their own tax advisors for further information about the tax consequences of dividend reinvestment.

There is no brokerage charge for the reinvestment of dividends in additional Fund shares; however, all participants pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases. There is no direct service charge to participants in the Plan, though the Fund reserves the right to amend the Plan to include a service charge payable by participants.

Additional information about the Plan may be obtained from, and any questions regarding the Plan should be addressed to, U.S. Bancorp Fund Services, Plan Agent for Babson Capital Global Short Duration High Yield Fund’s Dividend Reinvestment Plan, P.O. Box 701, Milwaukee, WI 52301.

Babson Capital Global Short Duration High Yield Fund 2013 Annual Report

JOINT PRIVACY NOTICE OF BABSON CAPITAL MANAGEMENT LLC AND

BABSON CAPITAL GLOBAL SHORT DURATION HIGH YIELD FUND

When you use Babson Capital Management LLC (“Babson Capital”) as your investment adviser or invest in the Babson Capital Global Short Duration High Yield Fund (the “Fund”), you entrust us not only with your hard-earned assets but also with your personal and financial data. We consider your data to be private and confidential, and protecting its confidentiality is important to us. Our policies and procedures regarding your personal information are summarized below.

We may collect non-public personal information about you from:

■	Applications or other forms, interviews, or by other means;

■	Consumer or other reporting agencies, government agencies, employers or others;

■	Your transactions with us, our affiliates, or others; and

■	Our Internet website.

We may share the financial information we collect with our financial service affiliates, such as insurance companies, investment companies and securities broker-dealers. Additionally, so that we may continue to offer you products and services that best meet your investment needs and to effect transactions that you request or authorize, we may disclose the information we collect, as described above, to companies that perform administrative or marketing services on our behalf, such as transfer agents, custodian banks, service providers or printers and mailers that assist us in the distribution of investor materials or that provide operational support to Babson Capital entities. These companies are required to protect this information and will use this information only for the services for which we hire them, and are not permitted to use or share this information for any other purpose. Some of these companies may perform such services in jurisdictions other than the United States. We may share some or all of the information we collect with other financial institutions with whom we jointly market products. This may be done only if it is permitted in the state in which you live. Some disclosures may be limited to your name, contact and transaction information with us or our affiliates.

Any disclosures will be only to the extent permitted by federal and state law. Certain disclosures may require us to get an “opt-in” or “opt-out” from you. If this is required, we will do so before information is shared. Otherwise, we do not share any personal information about our customers or former customers unless authorized by the customer or as permitted by law.

We restrict access to personal information about you to those employees who need to know that information to provide products and services to you. We maintain physical, electronic and procedural safeguards that comply with legal standards to guard your personal information. As an added measure, we do not include personal or account information in non-secure e-mails that we send you via the Internet without your prior consent. We advise you not to send such information to us in non-secure e-mails.

This joint notice describes the privacy policies of Babson Capital and the Fund. It applies to all Babson Capital and the Fund accounts you presently have, or may open in the future, using your social security number or federal taxpayer identification number – whether or not you remain a shareholder of our Funds or as an advisory client of Babson Capital. As mandated by rules issued by the Securities and Exchange Commission, we will be sending you this notice annually, as long as you own shares in the Funds or have an account with Babson Capital.

October 2012

BABSON CAPITAL GLOBAL SHORT DURATION HIGH YIELD FUND

2013 ANNUAL REPORT

Item 2. Code of Ethics.

The Registrant adopted a Code of Ethics for Senior Financials Officers (the “Code”) on October 17, 2012, which is available on the Registrant’s website at www.babsoncapital.com/bgh. During the period covered by this Form N-CSR, there were no amendments to, or waivers from, the Code.

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Trustees has determined that Dr. Bernard A. Harris, Jr., Mr. Thomas W. Okel and Mr. Martin A. Sumichrast, constituting all the members of the Registrant’s Audit Committee, are audit committee financial experts. Mr. Harris, Mr. Okel and Mr. Sumichrast are “independent” for purposes of this Item 3 as required by applicable regulation.

Item 4. Principal Accountant Fees and Services.

The Registrant has engaged its principal accountant, KPMG LLP, to perform audit services, audit-related services, tax services and other services during the past two fiscal years. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years by KPMG LLP.

Fees Billed to the Registrant:

	KPMG LLP	KPMG LLP
	Year Ended	Year Ended
	December 31, 2013	December 31, 2012
Audit Fees	$66,700	$63,500
Audit-Related Fees	12,600	12,000
Tax Fees	0	0
All Other Fees	0	21,800	*

Total Fees	$79,300	$97,300

*   One-time review and consent of Initial Form N-2 and Financial Statement Seed Audit

Non-Audit Fees Billed to Babson Capital and MassMutual:

	KPMG LLP	KPMG LLP
	Year Ended	Year Ended
	December 31, 2013	December 31, 2012
Audit-Related Fees	$971,856	$685,475
Tax Fees	75,000	93,100
All Other Fees	0	0

Total Fees	$1,046,856	$778,575

The category “Audit Fees” refers to performing an audit of the Registrant’s annual financial statements or services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements for those fiscal years. The category “Audit-Related Fees” reflects fees billed by KPMG LLP for various non-audit and non-tax services rendered to the Registrant and Babson Capital, such as a SAS 70 review, IFRS consulting and agreed upon procedures reports. Preparation of Federal, state and local income tax and tax compliance work are representative of the fees reported in the “Tax Fees” category. The category “All Other Fees” represents fees billed by KPMG LLP for consulting rendered to the Registrant and Babson Capital.

The Sarbanes-Oxley Act of 2002 and its implementing regulations allows the Registrant’s Audit Committee to establish a pre-approval policy for certain services rendered by the Registrant’s principal accountant. During 2013, the Registrant’s Audit Committee approved all of the services rendered to the Registrant by KPMG LLP and did not rely on such a pre-approval policy for any such services.

The Audit Committee has also reviewed the aggregate fees billed for professional services rendered by KPMG LLP for 2012 and 2013 for the Registrant and for the non-audit services provided to Babson Capital, and Babson Capital’s parent, MassMutual. As part of this review, the Audit Committee considered whether the provision of such non-audit services was compatible with maintaining the principal accountant’s independence.

The 2012 fees billed represent final 2012 amounts, which may differ from the preliminary figures available as of the filing date of the Registrant’s 2013 Annual Form N-CSR and includes, among other things, fees for services that may not have been billed as of the filing date of the Registrant’s 2013 Annual Form N-CSR, but are now properly included in the 2012 fees billed to the Registrant, Babson Capital and MassMutual.

Item 5. Audit Committee of Listed Registrants.

The Registrant maintains an Audit Committee composed exclusively of Trustees of the Registrant who qualify as “independent” Trustees under the current listing standards of the New York Stock Exchange and the rules of the U.S Securities and Exchange Commission. The Audit Committee operates pursuant to a written Audit Committee Charter, which is available (1) on the Registrant’s website, www.babsoncapital.com/bgh, and (2) without charge, upon request, by calling, toll-free 1-866-399-1516. The current members of the Audit Committee are Dr. Bernard A. Harris, Thomas W. Okel and Martin A. Sumichrast.

Item 6. Investments.

A schedule of investments for the Registrant is included as part of this report to shareholders under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Registrant’s Board of Trustees has delegated proxy voting responsibilities relating to the voting securities held by the Registrant to its investment adviser, Babson Capital Management LLC (“Babson Capital”). A summary of Babson Capital’s proxy voting policies and procedures are set forth below.

Summary of Babson Capital’s Proxy Voting Policy:

Babson Capital views the voting of proxies as an integral part of its investment management responsibility and believes, as a general principle, that proxies should be acted upon (voted or abstained) solely in the best interest of its clients (i.e. in a manner it believes is most likely to enhance the economic value of the underlying securities held in client accounts). To implement this general principle, Babson Capital engages a proxy service provider (the “Service Provider”) that is responsible for processing and maintaining records of proxy votes. In addition, the Service Provider will retain the services of an independent third party research provider (the “Research Provider”) to provide research and recommendations on proxies. Babson Capital’s Proxy Voting Policy is generally to vote proxies in accordance with the recommendations of the Research Provider. In circumstances where the Research Provider has not provided recommendations with respect to a proxy, Babson Capital will vote in accordance with the Research Provider’s proxy voting guidelines (the “Guidelines”). In circumstances where the Research Provider has not provided a recommendation or has not contemplated an issue within its Guidelines, the proxy will be analyzed on a case-by-case basis.

Babson Capital recognizes that there may be times when it is in the best interest of clients to vote proxies (i) against the Research Provider’s recommendations or (ii) in instances where the Research Provider has not provided a recommendation vote against the Guidelines. Babson Capital can vote, in whole or in part, against the Research Provider’s recommendations or Guidelines, as it deems appropriate. The procedures set forth in the Proxy Voting Policy are designed to ensure that votes against the Research Provider’s recommendations or Guidelines are made in the best interests of clients and are not the result of any material conflict of interest (a “Material Conflict”). For purposes of the Proxy Voting Policy, a Material Conflict is defined as any position, relationship or interest, financial or otherwise, of Babson Capital or a Babson Capital associate that could reasonably be expected to affect the independence or judgment concerning proxy voting.

Summary of Babson Capital’s Proxy Voting Procedures:

Babson Capital will vote all client proxies for which it has proxy voting discretion, where no Material Conflict exists, in accordance with the Research Provider’s recommendations or Guidelines, unless (i) Babson Capital is unable or determines not to vote a proxy in accordance with the Proxy Voting Policy or (ii) an authorized investment person or designee (a “Proxy Analyst”) determines that it is in the client’s best interests to vote against the Research Provider’s recommendations or Guidelines. In such cases where a Proxy Analyst believes a proxy should be voted against the Research Provider’s recommendations or Guidelines, Proxy Administrator will vote the proxy in accordance with the Proxy Analyst’s recommendation as long as (i) no other Proxy Analyst disagrees with such recommendation and (ii) no known Material Conflict is identified by the Proxy Analyst(s) or the Proxy Administrator. If a Material Conflict is identified by a Proxy Analysis or the Proxy Administrator, the proxy will be submitted to the Trading Practices Committee to determine how the proxy is to be voted in order to achieve that client’s best interests.

No associate, officer, director or board of managers/directors of Babson Capital or its affiliates (other than those assigned such responsibilities under the Proxy Voting Policy) can influence how Babson Capital votes client proxies, unless such person has been requested to provide assistance by a Proxy Analyst or Trading Practices Committee member and has disclosed any known Material Conflict. Pre-vote communications are prohibited. In the event that pre-vote communications occur, it should be reported to the Trading Practices Committee or Babson Capital’s Chief Compliance Officer or General Counsel prior to voting. Any questions or concerns regarding proxy-solicitor arrangements should be addressed to Babson Capital’s Chief Compliance Officer and/or General Counsel.

Investment management agreements generally delegate the authority to vote proxies to Babson Capital in accordance with Babson Capital’s Proxy Voting Policy. In the event an investment management agreement is silent on proxy voting, Babson Capital should obtain written instructions from the client as to their voting preference. However, when the client does not provide written instructions as to their voting preferences, Babson Capital will assume proxy voting responsibilities. In the event that a client makes a written request regarding voting, Babson Capital will vote as instructed.

Obtaining a Copy of the Proxy Voting Policy:

Clients may obtain a copy of Babson Capital’s Proxy Voting Policy and information about how Babson Capital voted proxies related to their securities, free of charge, by contacting the Chief Compliance Officer, Babson Capital Management LLC, 1500 Main Street, Suite 2800, P.O. Box 15189, Springfield, MA 01115-5189, or calling toll-free, 1-877-766-0014.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

The following disclosure item is made as of the date of this Form N-CSR unless otherwise indicated.

PORTFOLIO MANAGER. Russell D. Morrison serves as President of the Registrant (since 2012) and as one of its Portfolio Managers. With over 22 years of industry experience, Mr. Morrison is head of Babson Capital’s Global Fixed Income Group (since 2009). He joined Babson Capital in 2002 and previously served as co-head of the U.S. Bank Loan Group. Since 2002, Mr. Morrison has focused on research, portfolio management and trading for U.S. and European bonds, loans and structured credit. Prior to joining Babson Capital, he was a Vice President at First Union Securities, Inc., a Manager in Ernst & Young’s Management Consulting Group and an accountant at North Carolina National Bank. Mr. Morrison holds a B.S. from Wake Forest University and an M.B.A. from Carnegie Mellon University’s Graduate School of Industrial Administration.

PORTFOLIO MANAGEMENT TEAM. Mr. Morrison has primary responsibility for overseeing the investments of the Registrant’s portfolio, with the day-to-day investment management responsibility of the Registrant’s portfolio being shared with the following Babson Capital and Babson Capital Europe investment professional (together with the Portfolio Manager, the “Portfolio Team”).

Sean Feeley serves as a Vice President of the Registrant (since 2012). Mr. Feeley is a Managing Director of Babson Capital and head of the High Yield Research Team with over 23 years of industry experience in high yield bonds and loans in various investment strategies. Prior to joining Babson Capital in 2003, he was a Vice President at Cigna Investment Management in project finance and a Vice President at Credit Suisse in leveraged loan finance. He also currently serves as a Vice President of Babson Capital Corporate Investors and Babson Capital Participation Investors, both closed-end investment companies managed by Babson Capital. Mr. Feeley holds a B.S. from Canisius College and an M.B.A. from Cornell University. Mr. Feeley is a Certified Public Accountant (inactive) and a Chartered Financial Analyst.

Michael Freno serves as a Vice President of the Registrant (since 2012). With over 13 years of industry experience, Mr. Freno is a head of Babson Capital’s Loan Total Returns Fund. He joined Babson Capital in 2005. Prior to joining Babson Capital, he served as a research analyst at Mangan & McColl Partners, LLC and a Manager a PricewaterhouseCoopers. He holds a B.A. from Furman University and an M.B.A from Wake Forest Babcock School of Business.

Kam Tugnait serves as a Vice President of the Registrant (since 2012). With over 20 years of experience, he is a Managing Director of Babson Capital Europe Limited (“Babson Capital Europe), parent of Babson Capital Global Advisors Limited (“BCGA”). He joined Babson Capital Europe in 2011 and currently manages the European high yield funds. Prior to joining Babson Capital Europe, he worked a Gatmore, managing the Gatmore Corporate High Yield Bond Fund, Head of High Yield at Standard Bank and the United Bank of Kuwait. He holds an M.A. from Cambridge University and is a member of the Institute of Chartered Accountants, England & Wales.

Zak Summerscale serves as a Vice President of the Registrant (since 2012). He is Chief Investment Officer of European High Yield of Babson Capital Europe, parent of BCGA. He joined Babson Capital Europe in 2001 and has direct portfolio management responsibility for several of Babson Capital Europe’s strategies. Prior to joining Babson Capital, Mr. Summerscale was Portfolio Manager at Flag Asset Management. Prior to Flag Asset Management, he held various positions at the United Bank of Kuwait and as an ACA for Ernst & Young. He holds a B.A. from Durham University.

OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGEMENT TEAM.

				NUMBER OF
				ACCOUNTS	APPROXIMATE
		TOTAL		WITH	ASSET SIZE OF
		NUMBER	APPROXIMATE	PERFORMANCE-	PERFORMANCE-
PORTFOLIO	ACCOUNT	OF	TOTAL ASSET	BASED	BASED ADVISORY
TEAM	CATEGORY	ACCOUNTS	SIZE (A)	ADVISORY FEE	FEE ACCOUNTS (A)
	Registered
Russell D.	Investment	0	N/A	0	N/A
Morrison (B)(C)	Companies
	Other Pooled
	Investment	23	$4.97 billion	23	$4.97 billion
	Vehicles
	Other
	Accounts	1	$1.01 billion	0	N/A
	Registered
Sean	Investment	5	$849.2 million	0	N/A
Feeley (B)	Companies
	Other Pooled
	Investment	3	$176.2 million	3	$176.2 million
	Vehicles
	Other
	Accounts (D)	6	$2.94 billion	0	N/A
	Registered
Michael (B)	Investment	2	$109.1 million	0	N/A
Freno	Companies
	Other Pooled
	Investment	8	$5.38 billion	8	$5.38 billon
	Vehicles
	Other
	Accounts (D)	7	$497.8 million	0	N/A
	Registered
Kam	Investment	1	$22.2 million	0	N/A
Tugnait (E)	Companies
	Other Pooled
	Investment	2	$200.1 million	1	$200.1 million
	Vehicles
	Other
	Accounts	0	N/A	0	N/A
	Registered
Zak	Investment	2	$44.3 million	0	N/A
Summerscale (E)	Companies
	Other Pooled
	Investment	6	$3.5 billion	6	$3.5 billion
	Vehicles
	Other
	Accounts	1	$358.6 million	0	N/A

(A)	Account asset size has been calculated as of December 31, 2013.

(B)	Represents accounts advised by Babson Capital over which Mr. Morrison, Mr. Feeley or Mr. Freno have day-to-day management responsibilities.

(C)	Mr. Morrison, as head of Babson Capital’s Global Fixed Income Group, has overall responsibility for all fixed and floating income rate assets managed by Babson Capital. Except for the accounts noted in the table above, Mr. Morrison is not primarily responsible for the day-to-day management of the other accounts managed by Babson Capital’s Global Fixed Income Group.

(D)	Messrs. Feeley and Freno have investment discretion over certain sectors of the general investment account of Massachusetts Mutual Life Insurance Company and C.M. Life Insurance Company (the “GIA”). However, since neither Messrs. Feeley nor Freno are considered primary portfolio managers of the GIA, these assets are not represented in the table above.

(E)	Represents accounts advised by BCGA over which Mr. Tugnait and Mr. Summerscale have day-to-day management responsibilities.

MATERIAL CONFLICTS OF INTEREST. The potential for material conflicts of interest may exist as the members of the Portfolio Management Team have responsibilities for the day-to-day management of multiple advisory accounts. These conflicts may be heightened to the extent the individual, Babson Capital and/or an affiliate has an investment in one or more of such accounts. Babson Capital has identified (and summarized below) areas where material conflicts of interest are most likely to arise, and has adopted policies and procedures that it believes are reasonable to address such conflicts.

Transactions with Affiliates: Babson Capital or its affiliates, including MassMutual and its affiliates, may from time to time, acting as principal, buy securities or other investments for itself from or sell securities or other investments it owns to its advisory clients. Likewise, Babson Capital may either directly or on behalf of MassMutual, purchase and/or hold securities or other investments that are subsequently sold or transferred to advisory clients. Babson Capital has a conflict of interest in connection with a transaction where it or an affiliate is acting as principal since it may have an incentive to favor itself or its affiliates over its advisory clients in connection with the transaction. To address these conflicts of interest, Babson Capital has adopted a Transactions with Affiliates Policy, which ensures any such transaction is consistent with Babson Capital’s fiduciary obligations to act in the best interests of its clients, including its ability to obtain best execution in connection with the transaction, and is in compliance with applicable legal and regulatory requirements.

Cross Trades: Babson Capital may effect cross-trades on behalf of its advisory clients whereby one advisory client buys securities or other investments from or sells securities or other investments to another advisory client. Babson Capital may also effect cross-trades involving advisory accounts or funds in which it or its affiliates, including MassMutual, and their respective employees, have an ownership interest or for which Babson Capital is entitled to earn a performance or incentive fee. As a result, Babson Capital has a conflict of interest in connection with the cross-trade since it may have an incentive to favor the advisory client or fund in which it or its affiliate has an ownership interest and/or is entitled to a performance or incentive fee. To address these conflicts of interest, Babson Capital has adopted a Transactions with Affiliates Policy, which ensures any such cross-trade is consistent with Babson Capital’s fiduciary obligations to act in the best interests of each of its advisory clients, including its ability to obtain best execution for each advisory client in connection with the cross-trade transaction, and is in compliance with applicable legal and regulatory requirements. Babson Capital will not receive a commission or any other remuneration (other than its advisory fee) for effecting cross-trades between advisory clients.

Loan Origination Transactions: While Babson Capital or its affiliates generally do not act as an underwriter or member of a syndicate in connection with a securities offering, Babson Capital or its affiliates (or an unaffiliated entity in which Babson Capital or its affiliates has an ownership interest) may act as an underwriter, originator, agent, or member of a syndicate in connection with the origination of senior secured loans or other lending arrangements with borrowers, where such loans may be purchased by Babson Capital advisory clients during or after the original syndication. Babson Capital advisory clients may purchase such loans directly from Babson Capital or its affiliates (or an unaffiliated entity in which Babson Capital or its affiliates has an ownership interest) or from other members of the lending syndicate. Babson Capital or its affiliates may directly or indirectly receive underwriting, origination, or agent fees in connection with such loan originations. As a result, Babson Capital has a conflict of interest in connection with such loan origination transactions since it has an incentive to base its investment recommendation to its advisory clients on the amount of compensation, underwriting, origination or agent fees it would receive rather than on its advisory clients’ best interests. To address this conflict of interest, Babson Capital has adopted a Transactions with Affiliates Policy, which ensures any such transaction is consistent with Babson Capital’s fiduciary obligations to act in the best interests of its clients, including its ability to obtain best execution in connection with the transaction, and is in compliance with applicable legal and regulatory requirements.

MML Investors Services, LLC (“MMLISI”), an indirect wholly-owned subsidiary of MassMutual, is an SEC-registered investment adviser and broker-dealer that may act as an introducing broker for the purpose of effecting securities transactions for brokerage customers. While a Babson Capital advisory client could request that MMLISI effect securities transactions for it that would result in commissions to MMLISI, currently no Babson Capital advisory client directs Babson Capital to effect securities transactions for its account through MMLISI.

Investments by Advisory Clients: Babson Capital may invest client assets in securities or other investments that are also held by (i) Babson Capital or its affiliates, including MassMutual, (ii) other Babson Capital advisory accounts, (iii) funds or accounts in which Babson Capital or its affiliates or their respective employees have an ownership or economic interest or (iv) employees of Babson Capital or its affiliates. Babson Capital may also, on behalf of its advisory clients, invest in the same or different securities or instruments of issuers in which (i) Babson Capital or its affiliates, including MassMutual, (ii) other Babson Capital advisory accounts, (iii) funds or accounts in which Babson Capital, its affiliates, or their respective employees have an ownership or economic interest or (iv) employees of Babson Capital or its affiliates, have an ownership interest as a holder of the debt, equity or other instruments of the issuer. Babson Capital has a conflict of interest in connection with any such transaction since investments by its advisory clients may directly or indirectly benefit Babson Capital and/or its affiliates and employees by potentially increasing the value of the securities or instruments it holds in the issuer. Any investment by Babson Capital on behalf of its advisory clients will be consistent with its fiduciary obligations to act in the best interests of its advisory clients, and otherwise be consistent with such clients’ investment objectives and restrictions.

Babson Capital or its affiliates may also recommend that clients invest in registered or unregistered investment companies, including private investment funds such as hedge funds, private equity funds or structured funds (i) advised by Babson Capital or an affiliate, (ii) in which Babson Capital, an affiliate or their respective employees has an ownership or economic interest or (iii) with respect to which Babson Capital or an affiliate has an interest in the entity entitled to receive the fees paid by such funds. Babson Capital has a conflict of interest in connection with any such recommendation since it may have an incentive to base its recommendation to invest in such investment companies or private funds on the fees that Babson Capital or its affiliates would earn as a result of the investment by its advisory clients in the investment companies or private funds. Any recommendation to invest in a Babson Capital advised fund or other investment company will be consistent with Babson Capital’s fiduciary obligations to act in the best interests of its advisory clients, consistent with such clients’ investment objectives and restrictions. Babson Capital may, in certain limited circumstances, offer to clients that invest in private investment funds that it advises an equity interest in entities that receive advisory fees and carried profits interest from such funds.

Employee Co-Investment: Babson Capital may permit certain of its portfolio managers and other eligible employees to invest in certain private investment funds advised by Babson Capital or its affiliates and/or share in the performance or incentive fees received by Babson Capital from such funds. If the portfolio manager or eligible employee was responsible for both the portfolio management of the private fund and other Babson Capital advisory accounts, such person would have a conflict of interest in connection with investment decisions since the person may have an incentive to direct the best investment ideas, or to allocate trades, in favor of the fund in which he or she is invested or otherwise entitled to share in the performance or incentive fees received from such fund. To address these conflicts of interest, Babson Capital has adopted a Side by Side Management of Private Investment Funds and Other Advisory Accounts Policy which requires, among others things, that Babson Capital treat each of its advisory clients in a manner consistent with its fiduciary obligations and prohibits Babson Capital from favoring any particular advisory account as a result of the ownership or economic interests of Babson Capital, its affiliates or employees, in such advisory account. Any investment by a Babson Capital employee in one of its private funds is also governed by Babson Capital’s Employee Co-Investment Policy, which ensures that any co-investment by a Babson Capital employee is consistent with Babson Capital’s Code of Ethics, as summarized above.

Management of Multiple Accounts: As noted above, Babson Capital’s portfolio managers are often responsible for the day-to-day management of multiple accounts, including, among others, separate accounts for institutional clients, closed-end and open-end registered investment companies, and/or private investment funds (such as hedge funds, private equity funds and structured funds), as well as for proprietary accounts of Babson Capital and its affiliates, including MassMutual and its affiliates. The potential for material conflicts of interest exist whenever a portfolio manager has responsibility for the day-to-day management of multiple advisory accounts. These conflicts may be heightened to the extent a portfolio manager is responsible for managing a proprietary account for Babson Capital or its affiliates or where the portfolio manager, Babson Capital and/or an affiliate has an investment in one or more of such accounts or an interest in the performance of one or more of such accounts (e.g., through the receipt of a performance or incentive fee).

Investment Allocation: Such potential conflicts include those relating to allocation of investment opportunities. For example, it is possible that an investment opportunity may be suitable for more than one account managed by Babson Capital, but may not be available in sufficient quantities for all accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by multiple accounts. A conflict arises where the portfolio manager has an incentive to treat an account preferentially because the account pays Babson Capital or its affiliates a performance-based fee or the portfolio manager, Babson Capital or an affiliate has an ownership or other economic interest in the account. As noted above, Babson Capital also acts as an investment manager for certain of its affiliates, including MassMutual. These affiliate accounts co-invest jointly and concurrently with Babson Capital’s other advisory clients and therefore share in the allocation of such investment opportunities. To address these conflicts of interest associated with the allocation of trading and investment opportunities, Babson Capital has adopted an Investment Allocation Policy and trade allocation procedures that govern the allocation of portfolio transactions and investment opportunities across multiple advisory accounts, including affiliated accounts, which are summarized below under Item 12 – Brokerage Practices, Investment Allocation Policy. In addition, as noted above, to address these conflicts of interest, Babson Capital has adopted a Side by Side Management of Private Investment Funds and Other Advisory Accounts Policy which requires, among others things, that Babson Capital treat each of its advisory clients in a manner consistent with its fiduciary obligations and prohibits Babson Capital from favoring any particular advisory account as a result of the ownership or economic interests of Babson Capital, its affiliates or employees, in such advisory accounts. Any investment by a Babson Capital employee in one of its private funds is also governed by Babson Capital’s Employee Co-Investment Policy, which ensures that any co-investment by a Babson Capital employee is consistent with Babson Capital’s Code of Ethics, as summarized above.

Personal Securities Transactions; Short Sales: Potential material conflicts of interest may also arise related to the knowledge and timing of an account’s trades, investment opportunities and broker selection. Babson Capital and its portfolio managers have information about the size, timing and possible market impact of the trades of each account they manage. It is possible that portfolio managers could use this information for their personal advantage and/or to the advantage or disadvantage of various accounts which they manage. For example, a portfolio manager could, or cause a favored account to, “front run” an account’s trade or sell short a security for an account immediately prior to another accounts sale of that security. To address these conflicts, Babson Capital has adopted policies and procedures, including a Short Sales Policy, which ensures that the use of short sales by Babson Capital is consistent with Babson Capital’s fiduciary obligations to its clients, a Side by Side Management of Private Investment Funds and Other Advisory Accounts Policy, which requires, among other things, that Babson Capital treat each of its advisory clients in a manner consistent with its fiduciary obligations and prohibits Babson Capital from favoring any particular account as a result of the ownership or economic interest of Babson Capital, its affiliates or employees and a Code of Ethics, as summarized above.

Trade Errors: Potential material conflicts of interest may also arise if a trade error occurs in a client account. A trade error is deemed to occur if there is a deviation by Babson Capital from the applicable standard of care in connection with the placement, execution or settlement of a trade for an advisory account that results in (1) Babson Capital purchasing securities not permitted or authorized by a client’s investment advisory agreement or otherwise failing to follow a client’s specific investment directives; (2) Babson Capital purchasing or selling the wrong security or the wrong amount of securities on behalf of a client’s account; or (3) Babson Capital purchasing or selling securities for, or allocating securities to, the wrong client account. When correcting these errors, conflicts of interest between Babson Capital and its advisory accounts may arise as decisions are made on whether to cancel, reverse or reallocate the erroneous trades. In order to address these conflicts, Babson Capital has adopted an Errors Policy governing the resolution of trading errors, and will follow the Errors Policy in order to ensure that trade errors are handled promptly and appropriately and that any action taken to remedy an error places the interest of a client ahead of Babson Capital’s interest.

Best Execution; Directed Brokerage: With respect to securities transactions for most of the accounts it manages, Babson Capital determines which broker to use to execute each order, consistent with its fiduciary duty to seek best execution of the transaction. Babson Capital manages certain accounts, however, for clients who limit its discretion with respect to the selection of brokers or direct it to execute such client’s transaction through a particular broker. In these cases, trades for such an account in a particular security may be placed separately from, rather than aggregated with, those in the same security for other accounts. Placing separate transaction orders for a security may temporarily affect the market price of the security or otherwise affect the execution of the transaction to the possible detriment of one or more of the other account(s) involved. Babson Capital has adopted a Best Execution Policy and a Directed Brokerage Policy which are summarized below under Item 12 – Brokerage Practices, Broker Selection/Recommendations and Directed Brokerage.

Babson Capital and its portfolio managers or employees may have other actual or potential conflicts of interest in managing an advisory account, and the list above is not a complete description of every conflict of interest that could be deemed to exist.

COMPENSATION.

Babson Capital (Investment Adviser):

The size of Babson Capital’s investment staff and the ages of its senior personnel are such that retirement and attrition should not have an adverse impact on Babson Capital’s performance. Accordingly, Babson Capital continues to employ talented analysts who are progressing to provide competent replacements for more senior personnel as the need arises. Babson Capital remains committed to improving the professional status of its investment professionals through the Chartered Financial Analysts program, a program which Babson Capital encourages its professional staff to enroll in and complete.

Babson Capital’s compensation and incentive program was developed to attract, motivate and retain high-performing individuals. Babson Capital’s culture is one that attracts and retains exceptional people who possess shared values. Babson Capital prides itself on valuing, recognizing, and rewarding the distinct contributions of each associate. The program applies to all associates of Babson Capital.

To help Babson Capital make informed compensation decisions, Babson Capital participates in annual compensation surveys of investment management firms using McLagan/Aon-Hewitt in addition to other industry specific resources. The firms selected for periodic peer-group comparisons typically have similar asset size or business mix. An annual review is conducted of total compensation versus market to ensure that individual pay is competitive with the defined overall market.

The following are the key principles of Babson Capital’s compensation philosophy: (i) foster a strong performance-oriented environment while maintaining high ethical and integrity standards; (ii) establish aggressive goals for short and long-term strategic plans; (iii) measure Babson Capital’s performance against both internal goals and external benchmarks; (iv) differentiate pay for individuals based on performance; and (v) create a competitive compensation platform (for sustained profitable growth).

The compensation package for Babson Capital portfolio managers is comprised of a market-driven base salary, a performance-driven annual bonus, and discretionary long-term incentives. The performance-driven annual bonus is based on the overall performance of Babson Capital as well as the performance of the accounts managed by the portfolio managers relative to appropriate benchmarks, including with respect to the Fund, to the Russell 2000 Index and the Bank of America/Merrill Lynch Global Non-Financial High Yield Constrained Index. Performance of the Fund, as with other accounts, is evaluated on a pre-tax basis, and is reviewed over one and three-year periods, with greater emphasis given to the latter. There are other factors that affect bonus awards to a lesser extent, such as client satisfaction, teamwork, employee individual performance in relation to pre-determined goals and the assets under management. Such factors are considered as a part of the overall annual bonus evaluation process by the management of Babson Capital.

Long-term incentives are designed to share with participants the longer-term value created in Babson Capital. Long-term incentives may take the form of deferred cash awards (including deferred cash awards that provide a portfolio manager with the economic equivalent of a “shareholder” interest in Babson Capital by linking the value of the award to a formula which is meant to represent the value of the business) and/or, in the case of a portfolio manager who manages a private investment fund with a performance fee, a deferred cash award or a direct profit sharing interest that results in the portfolio manager receiving amounts based on the amount of the performance fee paid by such fund. These long-term incentives vest over time and are granted annually, based upon the same criteria used to determine the performance-driven annual bonus detailed above. Because portfolio managers are generally responsible for multiple accounts (including the Fund), they are compensated on the overall performance of the accounts that they manage, rather than a specific account, except for the portion of compensation relating to any performance fee award.

BCGA (Sub-Adviser):

On March 29, 2012, BCGA and BCE entered into a services agreement pursuant to which BCE agreed to provide personnel services to BCGA (including the secondment of investment staff on a part-time basis) sufficient to enable BCGA to carry on its business (including to discharge its obligations under the Sub-Advisory Agreement). A summary of BCE’s employee remuneration structures appears below:

BCE’s remuneration structures are designed to support and further the firm’s business strategy, objectives, values and long-term interests. Packages aim to facilitate the retention of existing employees and attract high calibre new employees in order to achieve the best results for the firm and its clients. As a result, packages offered should be competitive with those available to professionals working in London in relevant areas (including banking, private equity, asset management, corporate finance advisory, law and accounting).

Remuneration Components:

Remuneration arrangements for employees currently comprise some or all of the following components:

(a) fixed salary;

(b) awards under the short-term incentive scheme (“STI”);

(c) awards under the long-term incentive scheme (“LTI”); and

(d) share of carried interest in certain funds (“Carried Interest”).

Fixed Salary:

All employees receive a fixed salary, payable in monthly instalments. Fixed salary comprises a pensionable and a non-pensionable element. The non-pensionable component is initially identified in the relevant employee’s employment contract. Fixed salaries (and the proportions of which are pensionable and non-pensionable) are reviewed from time to time.

Fixed salary for an earnings year is determined following the completion of the end-of-year appraisals for the previous year. Staff are notified of any change to their fixed salary in February, with any changes being backdated to the start of the earnings year.

Short-Term Incentive Scheme:

All employees are eligible to be considered for an STI award each year. While STI awards may be made in non-cash form, all awards have been made in cash to date. Awards are determined following the completion of the end-of-year appraisals for the earnings year to which they correspond and are based on performance measurement, taking into account the profits generated by the firm. Staff who have been awarded an STI award are generally notified in February of their award. The award is typically paid within 2 weeks of staff being notified, following the finalization of BCE’s accounts. Leavers generally forfeit any STI that has been awarded but not yet paid.

Long-Term Incentive Scheme:

LTI awards are used to reward and retain employees that senior management consider are key to BCE’s business. All employees are eligible to be considered for an LTI award each year. Awards are based on performance measurement, taking into account the profits generated by the firm. LTI awards are entirely made in non-cash form.

BCE’s LTI scheme broadly mirrors the equivalent scheme operated by BCM, whereby beneficiaries are notified in February (following the relevant earnings year) of the amount of the award that will be made to them in July. Prior to July of that year, recipients of LTI awards are asked to express a preference as to how they would like their award to be allocated (they may track one or more of a prescribed range of reference assets, including a notional BCM share price, a term deposit rate, individual funds managed by BCE and various external funds). Awards are then made in July, with payments in respect of those awards (as adjusted for the performance of the selected reference assets) being made in four equal annual instalments, commencing on the first anniversary of the award date. As with STI, leavers generally forfeit any outstanding LTI.

Carried Interest:

Carried Interest is only relevant to funds which pay an incentive fee to BCE in its capacity as investment manager. Proposals regarding the allocation of Carried Interest are made to the BCE Remuneration Committee, which in turn reviews and approves the recipients, amounts and structure of any such awards. Generally, awards are only made to members of senior management and employees directly involved in the management of the investments comprising the portfolio of the relevant fund. The rules regarding forfeiture of Carried Interest by leavers vary by fund.

BENEFICIAL OWNERSHIP. As of December 31, 2013, members of the Portfolio Management Team beneficially owned the following dollar range of equity securities in the Registrant:

Portfolio Management Team:	Dollar Range of Beneficially Owned* Equity Securities of the Registrant:
Russell D. Morrison	$ 50,001-$100,000
Sean Feeley	$ 50,001-$100,000
Michael Freno	None
Kam Tugnait	None
Zak Summerscale	$ 100,001-$500,000

*	Beneficial ownership has been determined in accordance with Rule 16(a)-1(a)(2) under the Securities Exchange Act of 1934, as amended.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable for this filing.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable for this filing.

Item 11. Controls and Procedures.

(a)	The principal executive officer and the principal financial officer of the Registrant evaluated the effectiveness of the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report and based on that evaluation have concluded that such disclosure controls and procedures are effective to provide reasonable assurance that material information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)	There were no changes to the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) during the Registrant’s second half year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) ANY CODE OF ETHICS, OR AMENDMENTS THERETO, THAT IS THE SUBJECT OF DISCLOSURE REQUIRED BY ITEM 2, TO THE EXTENT THAT THE REGISTRANT INTENDS TO SATISFY THE ITEM 2 REQUIREMENTS THROUGH THE FILING OF AN EXHIBIT.

The registrant has posted its Code of Ethics on its website at www.babsoncapital.com/bgh.

(a)	(2) A SEPARATE CERTIFICATION FOR EACH PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER OF THE REGISTRANT AS REQUIRED BY RULE 30a-2 UNDER THE ACT.

Filed herewith [for principal executive officer].

Filed herewith [for principal financial officer].

(a)	(3) ANY WRITTEN SOLICITATION TO PURCHASE SECURITIES UNDER RULE 23c-1 UNDER THE ACT (17 CFR 270.23c-1) SENT OR GIVEN DURING THE PERIOD COVERED BY THE REPORT BY OR ON BEHALF OF THE REGISTRANT TO 10 OR MORE PERSONS.

Not applicable for this filing.

(b)	CERTIFICATIONS PURSUANT TO RULE 30a-2(b) UNDER THE ACT.

Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Babson Capital Global Short Duration High Yield Fund

By (Signature and Title)	/s/ Russell D. Morrison
Russell D. Morrison, President

Date	March 10, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Russell D. Morrison
Russell D. Morrison, President

Date	March 10, 2014

By (Signature and Title)	/s/ Patrick Hoefling
Patrick Hoefling, Chief Financial Officer

Date	March 10, 2014